As filed with the Securities and Exchange Commission on February 29, 2000

                        File Nos. 333-53837 and 811-08793

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 2

                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 3

                             The Winter Harbor Fund
                               511 Congress Street
                              Portland, Maine 04101
                                 (207) 774-7455

                                   Copies to:

                            Wayne E. Tumlin, Esquire
                       Bernstein, Shur, Sawyer and Nelson
                                100 Middle Street
                           Portland, Maine 04104-5029

It is proposed that this filing will become effective (check appropriate box)

/X/  immediately upon filing pursuant to paragraph (b)
/ /  on (date) pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)
/ /  on _______ pursuant to paragraph (a) of Rule 485

     Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940.

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 481(A))

                                     PART A

Form N-1A  Registration Statement Caption     Location in Prospectus
---------  ------------------------------     ----------------------
Item No.
--------

Item 1.    Front and Back Cover Pages         Cover Pages

Item 2.    Risk/Return Summary:               Risk/Return Summary
           Investments, Risks and
           Performance

Item 3.    Risk/Return Summary: Fee Table     Fund Expenses

Item 4.    Investment Objectives,             Investment Objectives; Investment
           Principal Investment               Policies; Investment Risks
           Strategies, Related Risks

Item 5.    Management's Discussion of         Inapplicable (Included in Annual
           Fund Performance                   Report)

Item 6.    Management, Organization, and      Management of the Trust
           Capital Structure

Item 7.    Shareholder Information            Size Limitations; Dividends,
                                              Distributions and Taxes; Net
                                              Asset Value Per Share; Opening an
                                              Account and Purchasing Shares;
                                              Choosing a Distribution Option;
                                              Important Account Information;
                                              Redeeming Your Shares;
                                              Transferring Ownership; Other
                                              Services

Item 8.    Distribution Arrangements          Inapplicable

Item 9.    Financial Highlights               Financial Highlights
           Information

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 481(A))

                                     PART B

Form N-1A  Registration Statement Caption    Location in Statement of
---------  ------------------------------    ------------------------
Item No.                                     Additional Information
--------                                     ----------------------

Item 10.   Cover Page and Table of           Cover Page; Table of Contents
           Contents

Item 11.   Fund History                      Description of the Trust

Item 12.   Description of the Fund and       Investment Policies and
           Its Investments and Risks         Limitations; Risk Factors and
                                             Special Considerations

Item 13.   Management of the Fund            Management of the Trust

Item 14.   Control Persons and Principal     Principal Holders of Shares
           Holders of Securities

Item 15.   Investment Advisory and Other     Management of the Trust;
           Services                          Investment Advisory Services;
                                             Countrywide Fund Services, Inc.;
                                             Custodian; Independent Accountants

Item 16.   Brokerage Allocation and          Portfolio Transactions
           Other Practices

Item 17.   Capital Stock and Other           Description of the Trust
           Securities

Item 18.   Purchase, Redemption and          Pricing of Shares Being Offered;
           Pricing of Shares                 Redemptions in Kind

Item 19.   Taxation of the Fund              Taxation

Item 20.   Underwriters                      Distributor

Item 21.   Calculation of Performance        Historical Performance Information
           Data

Item 22.   Financial Statements              Annual Report

                                  PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

THE REVEST VALUE FUND                                                     [LOGO]
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PROSPECTUS - February 29, 2000

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NEW ACCOUNT AND GENERAL INFORMATION - Investor Information: (800) 277-5573

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SHAREHOLDER SERVICES - (877) 4REVEST (877-473-8378)

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INVESTMENT
OBJECTIVES AND
POLICIES

The REvest Value Fund (the "Fund") primarily seeks long-term growth and secondarily current income by investing in a broadly diversified portfolio of common stocks and convertible securities. Prospective portfolio investments are selected on a value basis and are primarily limited to small and medium-sized companies viewed by the Fund's investment adviser as having attractive financial characteristics and/or "vitality factors." Vitality factors are those factors that should, in the investment adviser's judgment, allow a company to build future, incremental value for shareholders.

The Fund is a no-load series of The Winter Harbor Fund (the "Trust"), a diversified open-end management investment company.

--------------------------------------------------------------------------------

ABOUT THIS
PROSPECTUS

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS
                                                                            Page

Risk/Return Summary .......................................................    1
Fund Expenses .............................................................    2
Investment Objectives .....................................................    2
Investment Policies .......................................................    2
Investment Risks ..........................................................    3
Management Of The Trust ...................................................    3
Size Limitations ..........................................................    4
Dividends, Distributions And Taxes ........................................    4
Net Asset Value Per Share .................................................    4
Financial Highlights ......................................................    5

                                                                            Page
SHAREHOLDER GUIDE
Opening An Account And Purchasing Shares ..................................    5
Choosing A Distribution Option ............................................    6
Important Account Information .............................................    6
Redeeming Your Shares .....................................................    7
Important Redemption Information ..........................................    8
Transferring Ownership ....................................................    8
Other Services ............................................................    8

                                                                          [LOGO]
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RISK/RETURN SUMMARY

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES?

     The REvest Value Fund primarily seeks long-term growth and secondarily current income.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

     The Fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small and medium-sized companies. The fund selects companies viewed as having attractive financial characteristics and/or "vitality factors." Vitality factors are those factors that should, in the investment adviser's judgement, allow a company to build future, incremental value for shareholders.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

     The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Fund's investment adviser. As a result, there is a risk that you may lose money by investing in the Fund.

     The Fund will typically invest a substantial portion of its assets in small and medium-sized companies, which may be less liquid and more volatile than investments in larger companies.

PERFORMANCE SUMMARY

     The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the changes in the performance of the Fund from year to year and by showing how the average annual returns of the Fund compare to those of broad-based securities market indices. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                    1999                -3.32%
                    1998                -6.12%
                    1997                23.50%
                    1996                22.27%
                    1995                16.23%

     During the period shown in the bar chart, the highest return for a quarter was 11.94% during the quarter ended September 30, 1997 and the lowest return for a quarter was -15.37% during the quarter ended September 30, 1998.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1999:

                                                                Since Inception
                                        1-Year        5-Year    (August 1, 1994)
--------------------------------------------------------------------------------
The REvest Value Fund .............     -3.32%         9.76%          8.38%
S&P 500 Index1 ....................     21.04%        28.56%         26.45%
Russell 2000 Index2 ...............     21.26%        16.51%         23.97%

1 The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of common stocks frequently used as a general measure of stock market performance. The Index's performance figures reflect changes of market prices and quarterly reinvestment of all distributions.

2 The Russell 2000 Index, prepared by the Frank Russell Company, tracks the return of the common stocks of the 2,000 smallest out of the 3,000 largest publicly traded U.S.-domiciled companies by market capitalization. The Russell 2000 tracks the return based on price appreciation or depreciation and includes dividends.

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FUND EXPENSES

This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES
                   (fees paid directly from your investment)

          Sales Load Imposed on Purchases                        None
          Sales Load Imposed on Reinvested Dividends             None
          Redemption Fee:
               1 Year or More After Account Opened               None*
          Early Redemption Fee:
               Less Than 1 Year After Account Opened             1.00%*

* The Fund's Custodian charges a wire transfer fee in the case of redemptions made by wire. Such fee is subject to change and is currently $9. See "How to Redeem Shares."

                         ANNUAL FUND OPERATING EXPENSES
                 (expenses that are deducted from Fund assets)

          Management Fees                                        1.00% a
          Distribution (12b-1) Fees                              0.00%
          Other Expenses                                          .59% b
                                                                 -----
          Total Annual Fund Operating Expenses                   1.59% c
                                                                 =====

a After waivers of management fees, such fees were .70% for the fiscal year ended December 31, 1999.

b During the fiscal year ended December 31, 1999, the Fund did not pay or accrue any service fees. However, pursuant to the Fund's Shareholder Services Plan, service fees may be accrued at a rate of up to 0.25% of the Fund's average net assets.

c After waivers of management fees, total Fund operating expenses were 1.29% for the fiscal year ended December 31, 1999.

The Fund's investment adviser has agreed to waive fees in order to limit the Fund's expense ratio to 1.50% through June 30, 2000. These waivers will terminate on June 30, 2000, unless extended by the adviser.

EXAMPLE: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 Year .................................              $  169
          3 Years ................................                 502
          5 Years ................................                 866
          10 Years ...............................               1,899

INVESTMENT OBJECTIVES

The Fund primarily seeks long-term growth and secondarily current income by investing in a broadly diversified portfolio of common stocks and convertible securities. Prospective portfolio investments are selected on a value basis and are primarily limited to small and medium-sized companies viewed by the Fund's investment adviser as having attractive financial characteristics and/or "vitality factors." Vitality factors are those factors that should, in the investment adviser's judgment, allow a company to build future, incremental value for shareholders. Examples of such factors include an active acquisition program, stock buy-back program and/or cost reduction program.

INVESTMENT POLICIES

Ebright Investments, Inc. ("EII"), the Fund's investment adviser, uses a value method in managing the Fund's assets. EII uses a two-step evaluation process in selecting equities for the Fund's portfolio. First, EII considers a company's cash flows, its balance sheet quality, an understanding of various internal returns indicative of profitability and its growth prospects in trying to relate such factors to the price of a given security. With regard to each portfolio security in which the Fund invests, EII seeks to identify a valuation discrepancy between the security's then current market price and its business worth. Business worth is what a knowledgeable buyer would pay for the entire company, based on an appraisal of its financial characteristics and/or growth prospects.

In the second step of the selection process, EII seeks to identify and evaluate "vitality factors", which are those characteristics of a portfolio company that should result in the building of future value for shareholders. Examples of such vitality factors include research and development efforts, new products, new market development efforts, the redeployment of underutilized assets, an active acquisition program, stock buy-back program, cost reduction program and investments in new technologies or processes.

                                                                          [LOGO]
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The resulting portfolio is a collection of securities that EII believes have all been purchased at a discount to their real business worth and possess, in addition, vitality factors that should allow them to build future incremental value for shareholders. EII believes that profits can come both from the continued success and growth of each portfolio company as well as the eventual elimination of each security's valuation discrepancy.

The Fund invests primarily in small and medium-sized companies. EII believes that there are many high quality companies in the small-cap and mid-cap sectors that have above average growth prospects but are not widely followed or understood by investors. EII seeks to identify and invest in such companies when their securities can be purchased at appropriate discounts to EII's assessment of their business worth.

In accordance with its objectives of seeking primarily long-term growth (realized and unrealized) and secondarily current income, the Fund will normally invest at least 90% of its assets in common stocks, convertible preferred stocks and convertible bonds ("allowable securities"). At least 80% of these allowable securities will be income-producing, and at least 80% of allowable securities will be issued by companies with stock market capitalizations between $200 million and $2 billion at the time of investment. The Fund will normally have a weighted average market capitalization size in excess of $500 million. The remainder of the Fund's assets may be invested in securities with lower or higher market capitalizations, non-dividend paying common stocks and non-convertible fixed income securities. The securities in which the Fund invests may be traded on securities exchanges or in the over-the-counter market. While most of the Fund's securities will be income-producing, the composite yield of the Fund's securities may be either higher or lower than the composite yield of the stocks in the S&P 500 Index.

The Fund may also invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities consist of United States Treasury bills, domestic bank certificates of deposit, high-quality commercial paper and repurchase agreements collateralized by U.S. Government securities. In a repurchase agreement, a bank sells a security to the Fund at one price and agrees to repurchase it at the Fund's cost plus interest within a specified period of seven or fewer days. In these transactions, which are, in effect, secured loans by the Fund, the securities purchased by the Fund will have a value equal to or in excess of the value of the repurchase agreement and will be held by the bank until repurchased. To the extent the Fund implements a temporary defensive investment policy, its investment objectives may not be achieved.

INVESTMENT RISKS

The Fund is designed for investors who are investing for the long term and should not be used by market timers. It is not intended for investors seeking assured income or preservation of capital. Changes in market prices can occur at any time. Accordingly, there is no assurance that the Fund will achieve its investment objectives. When you redeem your shares, they may be worth more or less than what you paid for them.

Because the Fund normally invests most, or a substantial portion, of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Stock markets and stock prices can be volatile. Market action will affect the Fund's net asset value per share, which fluctuates as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Various factors can affect a stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in general economic conditions or in government regulations affecting an industry). Not all of these factors can be predicted.

The Fund will typically invest a substantial portion of its assets in companies with lower market capitalizations, which present higher near-term risks than larger capitalization companies. Small and mid-capitalization stocks are more likely to experience higher price volatility and may have limited liquidity (which means that the Fund might have difficulty selling them at an acceptable price when it wants to).

MANAGEMENT OF THE TRUST

The Trust's business and affairs are managed under the direction of its Board of Trustees, for the benefit of the Trust's shareholders. The Trustee's names, principal occupations and ownership of Fund shares as of February 1, 2000 are:

NAME                     PRINCIPAL OCCUPATION                    SHARES OWNED
--------------------------------------------------------------------------------

Jennifer E. Goff         see "Investment Adviser" below          3,119.340

Judith D. Freyer         Vice President - Investments,           None
                         Board of Pensions of
                         the Presbyterian Church (U.S.A.)

Earl L. Mummert          Vice President, Conrad M.               5,751.430
                         Siegel, Inc. (Actuarial Firm)

Vincent T. Phillips      President, Phillips & Company,          2,136.985
                         Inc. (Registered Investment Adviser
                         and Business Consultant)

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Ebright Investments, Inc. ("EII"), the Fund's investment adviser, is responsible for the management of the Fund's portfolio of investments, subject to the authority of the Board of Trustees. EII, located at 511 Congress Street, Portland, Maine, is an independent investment advisory firm founded in 1994 and is registered as an investment adviser with the Securities and Exchange Commission. Jennifer E. Goff, President of EII, manages the Fund's portfolio. She has been a director and a shareholder of EII since its inception. Prior to assuming the office of President, Ms. Goff was Vice President and Assistant Portfolio Manager from 1996 to 1997. Ms. Goff also worked full-time as a security analyst at Royce & Associates, Inc. (formerly Quest Advisory Corp.) from July, 1993 to August, 1994 and then completed her graduate studies in Finance at Columbia University (M.B.A., 1994 - 1996).

As compensation for its services to the Fund, EII is entitled to receive advisory fees equal to 1.00% per annum of the first $50 million of the Fund's average net assets and 0.75% per annum of any additional average net assets over $50 million. These fees are payable monthly from the assets of the Fund.

CW  Fund  Distributors,   Inc.,  located  at  312  Walnut  Street,  21st  Floor,
Cincinnati, Ohio 45202, acts as distributor of the Fund's shares.

SIZE LIMITATIONS

If the Fund's assets total $350 million or more on December 31 of any year, then the Fund will, beginning on March 1 of the next year, cease selling shares to any new investors. If the Fund's assets total $250 million or less on the last day of any subsequent calendar quarter, it may resume sales to new investors on the first day of the next calendar quarter and continue them subject to the $350 million limitation. Shareholders at the time of closure will be able to purchase new shares after the Fund has closed.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund pays dividends from net investment income quarterly and distributes its net realized capital gains annually in December. Dividends and distributions will be automatically reinvested in additional shares of the Fund unless you choose otherwise.

Each year, you will receive information as to the tax status of distributions made by the Fund for the calendar year. For federal income tax purposes, all distributions by the Fund are taxable to you when declared, whether you received them in cash or reinvested them in shares. Distributions paid from the Fund's net investment income and short-term capital gains are taxable to you as ordinary income dividends. A portion of the Fund's dividends may qualify for the corporate dividends-received deduction, subject to certain limitations. Distributions paid from long-term capital gains of the Fund are taxable to you as capital gains, regardless of how long you have held your Fund shares.

The redemption of shares is a taxable event, on which you may realize a capital gain or a capital loss. The Fund will report to you the proceeds of your redemptions. Because the tax consequences of a redemption will also depend on the value of your shares when initially purchased; you should retain a copy of your account statements for use in determining your tax liability.

The discussion of federal income taxes above is for general information only. The Statement of Additional Information includes an additional description of federal income tax aspects that may be relevant to you. You may also be subject to state and local taxes on your investment. You should consult your own tax adviser concerning the tax consequences of an investment in the Fund.

NET ASSET VALUE PER SHARE

On each day that the Trust is open for business, the Fund's share price (net asset value) is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The Fund's net asset value per share is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is received.

U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows:

o securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day;

o securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued;

o securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market; and

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o    securities  (and other assets) for which market  quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

The Fund's net asset value per share will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS

The Fund is the successor to The REvest Growth & Income Fund. The following financial highlights represent the historical information of The REvest Growth & Income Fund from August 1, 1994 (commencement of operations) to September 25, 1998 and the historical information of The REvest Value Fund subsequent to September 25, 1998. The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information and this Prospectus. The Fund's Annual Report to Shareholders and Statement of Additional Information may be obtained without charge by calling Investor Information at 1-800-277-5573.

                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                             ------------------------------------------------------------------
                                                                1999          1998          1997          1996          1995
                                                             ----------    ----------    ----------    ----------    ----------
INVESTMENT
OPERATIONS:
   Net asset value, beginning of year ...................    $    10.88    $    13.00    $    12.21    $    10.73    $     9.66
                                                             ----------    ----------    ----------    ----------    ----------
   Net investment income ................................          0.14          0.15          0.21          0.21          0.18
   Net realized and unrealized gain (loss) on investments         (0.51)        (1.02)         2.64          2.16          1.38
                                                             ----------    ----------    ----------    ----------    ----------
        Total from investment operations ................         (0.37)        (0.87)         2.85          2.37          1.56
                                                             ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS TO
SHAREHOLDERS:
   From net investment income ...........................         (0.14)        (0.15)        (0.19)        (0.21)        (0.17)
                                                             ----------    ----------    ----------    ----------    ----------
   From net realized gain on investments ................         (0.50)        (1.10)        (1.87)        (0.68)        (0.32)
        Total from distributions to shareholders ........         (0.64)        (1.25)        (2.06)        (0.89)        (0.49)
                                                             ----------    ----------    ----------    ----------    ----------

   Net asset value, end of year .........................    $     9.87    $    10.88    $    13.00    $    12.21    $    10.73
                                                             ==========    ==========    ==========    ==========    ==========

RATIOS AND SUPPLEMENTAL DATA:
   Total return .........................................       (3.32)%       (6.12)%        23.50%        22.27%        16.23%
   Net assets, end of period (000's) ....................    $   17,319    $   24,730    $   38,886    $   42,099    $   35,804
   Ratio of net expenses to average net assets1 .........         1.29%         1.30%         1.26%         1.29%         1.30%
   Ratio of net investment income to average net assets .         1.22%         1.20%         1.60%         1.78%         1.73%
   Portfolio turnover rate ..............................           41%           35%           54%           64%           53%

1 Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.59% and 1.37% for the years ended December 31, 1999 and 1998, respectively.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN ACCOUNT AND PURCHASING SHARES

The Fund's shares are offered on a no-load basis. To open a new account, other than an IRA or 403(b)(7) account, by mail, by wire or through broker-dealers, simply complete and return the Account Application Form. Separate forms must be used for opening IRA's or 403(b)(7) accounts; please call Investor Information at 1-800-277-5573 if you need these forms. Please indicate the amount you wish to invest. Your initial purchase must be at least $2,000, except for IRA's and accounts establishing an Automatic Investment Plan, which have $500 minimums. The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. If you need assistance with the Account Application Form or have any questions about the Fund, please call Investor Information at 1-800-277-5573.

Subsequent investments may be made by mail, wire, or Automatic Investment (a system of electronic funds transfer from your bank account), or Direct Deposit. There is no minimum investment limit for subsequent investments.

PURCHASING BY MAIL:

1.   Opening a New Account.

     Complete and sign the enclosed Account Application Form. Please include the amount of your initial investment on the Account Application Form, make your check payable to "The REvest Value Fund", and send to:

     REGULAR MAIL:                 EXPRESS OR REGISTERED MAIL:
     The REvest Value Fund         The REvest Value Fund
     P.O. Box 5354                 312 Walnut Street, 21st Floor
     Cincinnati, OH 45201-5354     Cincinnati, OH 45202

                                                                          [LOGO]
--------------------------------------------------------------------------------
2.   Making Additional Investments to an Existing Account

     To make additional investments use the Invest-by-Mail remittance form attached to your Fund confirmation statements. Please make your check payable to "The REvest Value Fund", write your account number on your check, and using the return envelope provided, mail to the address indicated on the Invest-by-Mail form. All written requests should be sent to the addresses listed above for new accounts.

PURCHASING BY WIRE:

     Before wiring, please contact Shareholder Services at 1-877-4REVEST for wiring instructions. To ensure proper receipt, please be sure your bank includes the name of the Fund, and your order number or account number. If you are opening a new account, you must first call Shareholder Services to obtain an account number, complete the Account Application Form and mail it to the "New Account" address, provided above. Please note that Federal Funds wire purchase orders can only be accepted when the Fund and Custodian are open for business.

PURCHASING BY AUTOMATIC INVESTMENT:

     The Automatic Investment Plan allows you to make regular, automatic transfers ($50 minimum) from your bank account to purchase shares in your Fund account on the 15th or last day of the month. To establish the Automatic Investment Plan, please provide the appropriate information on the Account Application Form and attach a voided check.

PURCHASING BY DIRECT DEPOSIT:

     The Payroll Direct Deposit Plan and Government Direct Deposit Plan let you have investments ($50 minimum) made from your net payroll or government check into your existing Fund account each pay period. Your employer must have direct deposit capabilities through ACH (Automated Clearing House) available to its employees. You may terminate participation in these programs by giving written notice to your employer or government agency, as appropriate. The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institution transmitting payments.

     To initiate a Direct Deposit Plan, you must provide ACH routing and account
     numbers  to  your   payroll   administrator.   Shareholder   Services,   at
     1-877-4REvest, can provide you with this information.

CHOOSING A DISTRIBUTION OPTION

You may select one of three distribution options:

1. AUTOMATIC REINVESTMENT OPTION: Both net investment income dividends and capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

2.   CASH DIVIDEND OPTION:  Dividends from net investment  income and short-term
     capital   gains  will  be  paid  in  cash  and   long-term   capital  gains
     distributions will be reinvested in additional Fund shares.

3. ALL CASH OPTION: Both dividends and capital gains distributions will be paid in cash.

If you select the Cash Dividend Option or the All Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Automatic Reinvestment Option. No interest will accrue on amounts represented by uncashed distribution checks.

You may change your distribution option by calling Shareholder Services at 1-877-4REVEST.

IMPORTANT ACCOUNT INFORMATION

The easiest way to establish optional services on your account is to select the options you desire when you complete your Account Application Form. If you want to add or change shareholder options later, you may need to provide additional information and a signature guarantee. Please call Shareholder Services at 1-877-4REVEST for further assistance.

The Fund's account application contains provisions in favor of the Fund, EII, Countrywide and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions) made available to investors. These provisions include:

1. SIGNATURE GUARANTEES. For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokerage firms and any other guarantor that our transfer agent deems acceptable. A signature guarantee cannot be provided by a notary public.

                                                                          [LOGO]
--------------------------------------------------------------------------------
2. BROKER/DEALER PURCHASES. If you purchase Fund shares through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

3. NONPAYMENT. If your check or wire does not clear, the transaction will be canceled and you will be responsible for any losses or fees the Fund or its transfer agent incurs. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.

4. TRADE DATE FOR PURCHASES. Your trade date is the date on which share purchases are credited to your account. If your purchase is made by check or Federal Funds wire and is received prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), your trade date is the date of receipt. If your purchase is received after the close of regular trading on the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

5. FOREIGN CHECKS. In order to prevent lengthy processing delays caused by the clearing of foreign checks, the Fund will accept only a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a United States correspondent bank.

6. RIGHTS. The Trust reserves the right to suspend the offering of Fund shares to new investors. The Trust also reserves the right to limit the amount of investments and to reject any specific purchase request.

REDEEMING YOUR SHARES

You may redeem any portion of your account on each day the Fund is open for business. You may request a redemption in writing or by telephone. Redemption proceeds normally will be sent within three business days after the receipt of the request in "Good Order."

Good Order means that the request includes the following:

1    The account number and Fund name.

2.   The amount of the transaction (specified in dollars or shares).

3.   Signatures of all owners exactly as they are registered on the account.

4. Signature guarantees if either the value of the shares being redeemed exceeds $25,000, if the payment is to be sent to an address other than the address of record, if the payment is to be made to a payee other than the shareholder, or if the name(s) or the address on the account has been changed within 30 days of the redemption request.

5. Other supporting legal documentation that might be required, in the case of retirement plans, corporations, trusts, estates and certain other accounts.

If you have any questions about what is required, please call Shareholder Services at 1-877-4REVEST.

REDEEMING YOUR SHARES

The redemption price of shares will be their net asset value next determined after the Fund's transfer agent has received all required documents in Good Order. Requests should be mailed to:

     Regular Mail:                 Express or registered mail:
     The REvest Value Fund         The REvest Value Fund
     P.O. Box 5354                 312 Walnut Street, 21st Floor
     Cincinnati, OH 45201-5354     Cincinnati, OH 45202

REDEEMING BY TELEPHONE

     If you have not established Automatic Withdrawal, you may redeem up to $25,000 of your Fund shares by telephone, provided the proceeds are mailed to your address of record. Unless you have specifically notified the Fund's transfer agent not to honor redemption requests by telephone, the telephone redemption privilege is automatically available to your account. Telephone redemptions will not be permitted for a period of thirty days after a change in the name(s) on the account or the address of record.

     To redeem shares by telephone, you or your pre-authorized representative may call Shareholder Services at 1-877-4REVEST. Redemption requests received by telephone prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) are processed on the day of receipt; redemption requests received by telephone after the close of regular trading on the Exchange are processed on the business day following receipt. Telephone redemption service is not available for Trust-sponsored retirement plan accounts.

     Neither the Fund, its transfer agent nor their respective affiliates, will be liable for following instructions communicated by telephone that are reasonably believed to be genuine or for any loss, damage, cost or expenses incurred in acting on such instructions. The transfer agent uses certain procedures to confirm that telephone instructions are genuine, which may include

--------------------------------------------------------------------------------
     requiring some form of personal identification prior to acting on the instructions, providing written confirmation of the transaction and/or recording incoming calls. If it does not follow such procedures, the Fund or the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions.

REDEEMING BY AUTOMATIC WITHDRAWAL

     If you select the Automatic Withdrawal option, shares will be automatically redeemed from your Fund account and the proceeds transferred to your bank account according to the schedule you have selected. You must have at least $25,000 in your Fund account to establish the Automatic Withdrawal option.

REDEEMING BY WIRE

     The Wire Redemption option lets you redeem up to $25,000 of shares from your Fund account by telephone and transfer the proceeds directly to your domestic bank or brokerage account as designated on your Account Application Form. You may elect Wire Redemptions on the Account Application Form or call Shareholder Services at 1-877-4REVEST for further assistance. There may be a charge from the Fund's transfer agent and/or your bank for this service.

IMPORTANT REDEMPTION INFORMATION

1. Possible Delays. If you are redeeming shares recently purchased by check or Automatic Investment Plan, the proceeds of the redemption may not be sent until payment for the purchase is collected, which may take up to fifteen calendar days. Otherwise, redemption proceeds must be sent to you within five business days of receipt of your request in Good Order.

     If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be processed at the net asset value next determined after the Fund's transfer agent receives your request in Good Order. The Trust reserves the right to revise or terminate the telephone redemption privilege at any time.

     The Trust may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the Securities and Exchange Commission.

     Although redemptions have always been made in cash, the Fund may redeem in kind under certain circumstances.

2. Early Redemption Fee. In order to discourage short-term trading, an early redemption fee of 1% of the net asset value of the shares being redeemed is imposed if you redeem shares of the Fund less than one year after becoming a shareholder. The fee is payable to the Fund out of the redemption proceeds otherwise payable to you and is used to offset the costs associated with redemptions. No redemption fee will be payable by (1) employees or representatives of the Trust or EII or members of their immediate families or employee benefit plans established for their benefit,
     (2) participants in the Automatic Withdrawal Plan, (3) certain Trust-approved Group Investment Plans and charitable organizations, or (4) omnibus and other similar account customers of certain Trust-approved broker-dealers and other institutions.

3. Minimum Account Balance Requirement. Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to involuntarily redeem shares in any Fund account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment or if an Automatic Investment Plan is discontinued before an account reaches the minimum initial investment that would otherwise be required, you may be notified that the value of your account is below the Fund's minimum account balance requirement. You would then have sixty days to increase your account balance before the account is liquidated. Proceeds would be promptly paid to the shareholder.

TRANSFERRING OWNERSHIP

You may transfer the ownership of any of your Fund shares to another person by writing to: Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, OH 45201-5354. The request must be in Good Order (see "Redeeming Your Shares - Definition of Good Order") and be accompanied by a signature guarantee (see " Important Account Information - Definition of Signature Guarantee"). Before mailing your request, please contact Shareholder Services (1-877-4REVEST) for full instructions.

OTHER SERVICES

For more information about any of these services, please call Investor Information at 1-800-277-5573.

1. Statements and Reports. A statement will be sent to you quarterly and each time you have a transaction in your account. Financial reports will be mailed semi-annually. To reduce expenses, only one copy of most shareholder reports may be mailed to a household. Please call Investor Information if you need additional copies.

2. Tax-Sheltered Retirement Plans. Shares of the Fund are available for purchase in connection with certain types of tax-sheltered retirement plans, including Individual Retirement Accounts (IRA's) for individuals and 403(b)(7) Plans for employees of certain tax-exempt organizations.

     These plans should be established with the Trust only after an investor has consulted with a tax adviser or attorney. Information about the plans and the appropriate forms may be obtained from Investor Information at 1-800-277-5573.

                                                                          [LOGO]
--------------------------------------------------------------------------------

THE WINTER HARBOR FUND
511 Congress Street
Portland, Maine 04101

INVESTMENT ADVISER
Ebright Investments, Inc.
Jennifer E. Goff, President
511 Congress Street
Portland, Maine 04101

DISTRIBUTOR
CW Fund Distributors, Inc.
312 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

CUSTODIAN
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

OFFICERS OF THE TRUST
Jennifer E. Goff, President
Robert L. Bennett, Treasurer
Tina D. Hosking, Secretary

--------------------------------------------------------------------------------
Additional information about the Fund is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-277-5573.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No. 811-8793
--------------------------------------------------------------------------------

THE REvest VALUE FUND
STATEMENT OF ADDITIONAL INFORMATION                            FEBRUARY 29, 2000
--------------------------------------------------------------------------------

     The REvest Value Fund (the "Fund") is a professionally-managed series of The Winter Harbor Fund (the "Trust"), a Delaware business trust and an open-end registered investment company.

     The Fund is designed for long-term investors, including those who wish to use its shares as a funding vehicle for certain tax-deferred retirement plans (including Individual Retirement Account ("IRA") plans), and not for investors who intend to liquidate their investments after a short period of time.

     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Trust's current Prospectus for the Fund (dated February 29, 2000). Please retain this document for future reference. The audited financial statements included in the Annual Report to Shareholders of the Fund for the fiscal year ended December 31, 1999 are incorporated herein by reference. To obtain a copy of the Fund's Prospectus or Annual Report please call Investor Information at 1-800-277-5573.

Investment Adviser                           Transfer Agent
------------------                           --------------
Ebright Investments, Inc. ("EII")            Countrywide Fund
Services, Inc.

Distributor                                  Custodian
-----------                                  ---------
CW Fund Distributors, Inc.                   Firstar Bank, N.A.

TABLE OF CONTENTS
-----------------

                                                                            PAGE
INVESTMENT POLICIES AND LIMITATIONS ......................................     2
RISK FACTORS AND SPECIAL CONSIDERATIONS ..................................     3
MANAGEMENT OF THE TRUST ..................................................     6
PRINCIPAL HOLDERS OF SHARES ..............................................     8
INVESTMENT ADVISORY SERVICES .............................................     8
DISTRIBUTOR ..............................................................    10
COUNTRYWIDE FUND SERVICES, INC ...........................................    11
CUSTODIAN ................................................................    11
INDEPENDENT ACCOUNTANTS ..................................................    11
PORTFOLIO TRANSACTIONS ...................................................    11
PRICING OF SHARES BEING OFFERED ..........................................    12
REDEMPTIONS IN KIND ......................................................    12
TAXATION .................................................................    12
DESCRIPTION OF THE TRUST .................................................    13
HISTORICAL PERFORMANCE INFORMATION .......................................    14
ANNUAL REPORT ............................................................    15

INVESTMENT POLICIES AND LIMITATIONS
-----------------------------------

     The following investment policies and limitations supplement those set forth in the Fund's Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after giving effect to the Fund's acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment policies and limitations.

     The Fund's investment objectives, as stated in the Prospectus, and its fundamental investment policies cannot be changed without the approval of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"). Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of Trustees without shareholder approval. However, shareholders will be notified prior to a material change in an operating policy affecting the Fund.

     The Fund may not, as a matter of fundamental policy:

     1.   Issue any senior securities;

     2. Purchase securities on margin or write call options on its portfolio securities;

     3.   Sell securities short;

     4.   Borrow   money,   except  from  banks  as  a  temporary   measure  for
          extraordinary or emergency purposes in an amount not exceeding 5% of its total assets;

     5.   Underwrite the securities of other issuers;

     6. Invest more than 5% of its total assets in the securities of foreign issuers;

     7. Invest in restricted securities or in repurchase agreements which mature in more than seven days;

     8. Invest more than 10% of its net assets in securities without readily available market quotations (i.e., illiquid securities);

     9. Invest, with respect to 75% of its total assets, more than 5% of its assets in the securities of any one issuer (except U.S. Government securities);

     10.  Invest more than 25% of its assets in any one industry;

     11. Acquire more than 10% of the outstanding voting securities of any one issuer;

     12. Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;

     13.  Purchase or sell commodities or commodity contracts;

     14. Make loans, except for purchases of portions of issues of publicly-distributed bonds, debentures and other securities, whether or not such purchases are made upon the original issuance of such securities, and except that the Fund may loan up to 5% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);

     15.  Invest  in  companies  for  the  purpose  of  exercising   control  of
          management;

     16. Purchase portfolio securities from or sell such securities directly to any of the Trust's Trustees, officers, employees or investment adviser, as principal for their own accounts;

     17.  Invest in the securities of other investment companies; or

     18. Purchase any warrants, rights or options, except that the Fund may, if no value is assigned thereto, acquire warrants in units with or attached to debt securities or non-convertible preferred stock.

     The Fund may not, as a matter of operating policy:

     1. Invest more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities; or

     2. Enter into repurchase agreements with any counterparty other than the custodian of the Fund's assets or having a term of more than seven days.

RISK FACTORS AND SPECIAL CONSIDERATIONS
---------------------------------------

Fund's Rights as Stockholder

     As noted above, the Fund may not invest in a company for the purpose of exercising control of management. However, the Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to management, the board of directors and/or stockholders if EII or the Board determine that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that the Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that the Fund could be involved in lawsuits related to such activities. EII will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Fund and the risk of actual liability if the Fund is involved in litigation. However, no guarantee can be made that litigation against the Fund will not be undertaken or liabilities incurred.

     The Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a stockholder to seek to protect the interests of stockholders if EII and the Trust's Board determine this to be in the best interests of the Fund's shareholders.

Securities Lending

     The Fund may lend up to 5% of its assets to brokers, dealers and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, such loans will be made only if, in EII's judgment, the consideration to be earned from such loans justifies the risk.

     EII understands that it is the current view of the staff of the Securities and Exchange Commission that the Fund may engage in such loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Borrowing

     The Fund may borrow from banks or as may be necessary for the clearance of securities transactions but only for emergency or extraordinary purposes in an amount not exceeding 5% of the Fund's total assets. The Fund's policy on borrowing is a fundamental policy which may not be changed without the approval of a majority of its outstanding voting securities.

Lower-Rated (High-Risk) Debt Securities

     The Fund may invest up to 5% of its net assets in lower-rated (high-risk) non-convertible debt securities. They may be rated from Ba to Caa by Moody's Investors Service, Inc. or from BB to CCC by Standard & Poor's Corporation or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default as to the payment of principal or interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

     While the market for lower-rated (high-risk) corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield/high-risk bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated (high-risk) debt securities that defaulted rose significantly above prior levels.

     The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a lower-rated (high-risk) debt security in which the Fund has invested, the security will then be valued in accordance with procedures established by the Board of Trustees of the Trust. Judgment plays a greater role in valuing lower-rated (high-risk) debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect the Fund's ability to dispose of lower-rated (high-risk) debt securities.

     Since the risk of default is higher for lower-rated (high-risk) debt securities, EII's research and credit analysis may play an important part in managing securities of this type for the Fund. In considering such investments for the Fund, EII will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. EII's analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Foreign Investments

     The Fund may invest up to 5% of its total assets in the securities of foreign issuers. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. There is no assurance that EII will be able to anticipate these potential events or counter their effects.

     The considerations noted above are generally intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     American Depositary Receipts ("ADRs") are certificates held in trust by a bank or similar financial institution evidencing ownership of shares of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

     ADR facilities may be established as either unsponsored or sponsored. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Repurchase Agreements

     In a repurchase agreement, the Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

     The Fund may engage in repurchase agreements with respect to any U.S. Government security. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the policy of the Trust to enter into repurchase agreements only with its custodian and having a term of seven days or less.

Portfolio Turnover

     The Fund will not trade in securities for short-term profits, but, when circumstances warrant, securities may be sold without regard to the length of time held. For the years ended December 31, 1999, 1998 and 1997, the Fund had portfolio turnover rates of 41%, 35% and 54%, respectively. Higher portfolio turnover rates would increase the Fund's transaction costs, including brokerage commissions.

MANAGEMENT OF THE TRUST
-----------------------

     The following table sets forth certain information as to each Trustee and executive officer of the Trust:

Name, Address and Age              Position Held with the Trust       Principal Occupations During Past 5 Years
---------------------              ----------------------------       -----------------------------------------
Jennifer E. Goff* (28)             Trustee and President              Ms. Goff has been the President of
511 Congress Street                                                   Ebright Investments, Inc., the Trust's
Portland, Maine 04101                                                 investment adviser, since July 1997.  She
                                                                      was its Vice President from August 1994 to
                                                                      1997.  From 1993 to 1994, Ms. Goff was a
                                                                      Research Analyst at Royce & Associates,
                                                                      Inc. (formerly Quest Advisory Corp.) in
                                                                      New York, New York.

Judith D. Freyer (50)              Trustee                            Ms. Freyer has for the last five
2000 Market Street                                                    years been the Vice President of
Philadelphia, Pennsylvania 19103                                      Investments and Treasurer for the
                                                                      Board of Pensions of the Presbyterian
                                                                      Church (U.S.A.).

Earl L. Mummert (53)               Trustee                            Mr. Mummert has for the last five
500 Nationwide Drive                                                  years been a Vice President for
Harrisburg, Pennsylvania 17110                                        Conrad M. Siegel, Inc. (an actuarial firm).

Vincent T. Phillips (53)           Trustee                            Mr. Phillips has for the last five
6682 Clearbrook Drive                                                 years been the President of Phillips
Nashville, Tennessee 37205                                            & Company, Inc. (a registered investment
                                                                      adviser).

Robert L. Bennett (58)             Treasurer                          Mr. Bennett is First Vice President and
312 Walnut Street                                                     Chief Operations Officer of Countrywide
21st Floor                                                            Fund Services, Inc. ("CFSI")(a registered
Cincinnati, Ohio 45202                                                transfer agent). He is also Treasurer of
                                                                      Albemarle Investment Trust, Atalanta/Sosnoff
                                                                      Investment Trust, Dean Family of Funds, The
                                                                      New York State Opportunity Funds, Profit
                                                                      Funds Investment Trust, Wells Family of Real
                                                                      Estate Funds, Williamsburg Investment Trust
                                                                      and The Winter Harbor Fund and Assistant
                                                                      Treasurer of Boyar Value Fund, Inc.,
                                                                      Brundage, Story and Rose Investment Trust
                                                                      and Schwartz Investment Trust (all of which
                                                                      are registered investment companies).

                                       8

Tina D. Hosking (31)               Secretary                          Ms. Hosking is Assistant Vice President
312 Walnut Street                                                     and Associate General Counsel of  CFSI
21st Floor                                                            and CW Fund Distributors, Inc. (a Cincinnati,
Ohio 45202                                                            registered broker-dealer). She is also
                                                                      Secretary of Albemarle Investment Trust,
                                                                      Atalanta/Sosnoff Investment Trust, The
                                                                      Bjurman Funds, Brundage, Story and Rose
                                                                      Investment Trust, Boyar Value Fund, Inc.,
                                                                      Dean Family of Funds, The New York State
                                                                      Opportunity Funds, Profit Funds Investment
                                                                      Trust, The Thermo Opportunity Fund, Inc.,
                                                                      UC Investment Trust, Wells Family of Real
                                                                      Estate Funds, Williamsburg Investment Trust
                                                                      and The Winter Harbor Fund and Assistant
                                                                      Secretary of The Gannett Welsh & Kotler
                                                                      Funds, The James Advantage Funds, Lake Shore
                                                                      Family of Funds, Schwartz Investment Trust
                                                                      and The Westport Funds.

*An "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

     The Board of Trustees has an Audit Committee, comprised of Judith D. Freyer and Vincent T. Phillips. The Audit Committee is responsible for recommending the selection and nomination of independent auditors for the Fund and for conducting post-audit reviews of its financial condition with such auditors.

     The Fund has a Valuation  Committee,  comprised of Jennifer E. Goff, Judith
D. Freyer, Vincent T. Phillips and Brian J. Manley. The Valuation Committee assures that securities are valued in accordance with the valuation procedures of the Fund.

     Each Trustee of the Trust (other than Jennifer E. Goff, who is an interested person of the Trust) is paid $500 for each meeting of the Board of Trustees attended. Disinterested Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board of Trustees. No officer of the Trust is compensated by the Trust. The Trust has not adopted any form of retirement plan covering Trustees or officers.

     The following table provides the estimated aggregate compensation paid by the Trust to each Trustee for the fiscal year ended December 31, 1999.

                                          Pension or
                                          Retirement
                                       Benefits Accrued
                                       as Part of Trust   Total Compensation
                                           Expenses         from the Trust
                                           --------         --------------

Jennifer E. Goff                             0                  0
Trustee

Judith D. Freyer                             0                  $2,000
Trustee

Earl L. Mummert                              0                  $2,000
Trustee

Vincent T. Phillips                          0                  $2,000
Trustee

PRINCIPAL HOLDERS OF SHARES
---------------------------

As of February 11, 2000, the following persons were known to the Trust to be the record or beneficial owners of 5% or more of the outstanding shares of the Fund:

                                  Number        Type of       Percentage of
Name and Address                  of Shares     Ownership     Outstanding Shares
----------------                  ---------     ---------     ------------------

Bankers Trust Company Trustee     562,779.138   Beneficial    33.01%
FBO Carlisle Companies, Inc.
Master Retirement Trust
100 Plaza One, MS 3048
Jersey City, NJ 07311-3902

Charles M. Royce                  93,833.54     Beneficial     5.50%
C/O Royce Management Company
8 Sound Shore Dr # 140
Greenwich, CT 06830-7242

     As of the same date, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY SERVICES
----------------------------

Investment Adviser

     The Trust's business and affairs are managed under the direction of its Board of Trustees. Ebright Investments, Inc. ("EII"), the Fund's investment adviser, is responsible for the management of the Fund's portfolio of investments, subject to the authority of the Board of Trustees. EII, located at 511 Congress Street, Portland, Maine, is an independent investment advisory firm founded in 1994 and is registered as an investment adviser with the Securities and Exchange Commission. EII was formerly known as Royce, Ebright & Associates, Inc. EII was the investment adviser to The REvest Growth & Income Fund, which commenced operations as a series of The Royce Fund on August 1, 1994. On September 25, 1998, The REvest Growth & Income Fund ceased to be a series of The Royce Fund and was reorganized into the Fund as the sole series of the Trust. This reorganization consisted of the transfer of all of the assets of The REvest Growth & Income Fund to the Fund inexchange solely for shares of beneficial interest of the Fund, the assumption of all of the liabilities of The REvest Growth & Income Fund and the distribution of shares of the Fund to shareholders of The REvest Growth & Income Fund upon liquidation of The REvest Growth & Income Fund.

     The Fund's portfolio is managed by Jennifer E. Goff, President of EII. She has been a director and a shareholder of EII since its inception. Jennifer succeeded her father, Thomas R. Ebright, as President when Mr. Ebright passed away in 1997. Prior to assuming the office of President, Ms. Goff was Vice President and Assistant Portfolio Manager. Ms. Goff also worked full-time as a security analyst at Royce & Associates, Inc. (formerly Quest Advisory Corp.) from July, 1993 to August, 1994 and then completed her graduate studies in Finance at Columbia University (M.B.A. 1996).

     As compensation for its services to the Fund, EII is entitled to receive advisory fees equal to 1.00% per annum of the first $50 million of the Fund's average net assets and 0.75% per annum of any additional average net assets over $50 million. These fees are payable monthly from the assets of the Fund.

     Under the Investment Advisory Agreement, EII (1) determines the composition of the Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Trust's Board of Trustees; (2) provides the Fund with investment advisory, research and related services; (3) furnishes, without expense to the Trust, the services of such members of its organization as may be duly elected executive officers or Trustees of the Trust; and (4) pays all executive officers' salaries and expenses and all expenses incurred in performing its investment advisory duties under the Investment Advisory Agreement.

     EII furnishes at its own expense all services, facilities and personnel necessary to perform its duties under the Investment Advisory Agreement between the Trust and EII. The Investment Advisory Agreement provides for an initial term of two years from September 25, 1998, its effective date, and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by either the vote of a majority of the disinterested Trustees or by vote of a majority of the outstanding voting securities of the Fund.

     The Investment Advisory Agreement is terminable without penalty on 60 days' written notice when authorized either by vote of a majority of the outstanding voting securities of the Fund, by a vote of a majority of the Board or by EII and will automatically terminate in the event of its assignment. The Investment Advisory Agreement also provides that EII shall not be liable for any error of judgment or mistake of law except for willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties and obligations under the Investment Advisory Agreement and applicable law. The Investment Advisory Agreement provides that EII may render services to others.

     The Trust pays all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated trustees' fees; and brokerage commissions.

     For the fiscal year ended December 31, 1999, the Fund accrued advisory fees of $210,541; however, in order to reduce the operating expenses of the Fund, EII voluntarily waived $62,525 of its advisory fees. And, for the fiscal year ended December 31, 1998, the Fund accrued advisory fees of $315,903; however, in order to reduce the operating expenses of the Fund, EII voluntarily waived $21,200 of its advisory fees. For the fiscal years ended December 31, 1997 and 1996, EII received advisory fees from the Fund of $447,437 and $375,493 respectively.

DISTRIBUTOR
-----------

     CW Fund Distributors, Inc. (the "Distributor") located at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, is the Fund's principal underwriter and, as such, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

     EII may pay, to unaffiliated broker-dealers, financial institutions or other service providers who introduce investors to the Fund and/or provide certain administrative services to those of their customers who are Fund shareholders, up to .25% of the assets invested in the Fund by their customers. Compensation paid in connection with such programs may include payments from the Fund for certain shareholder-related services being provided to the Fund. When shares of the Fund are purchased in this way, the service provider, rather than its customer, may be the shareholder of record of the Fund's shares. Investors should read the program materials provided by the service provider, including information regarding fees which may be charged. Certain shareholder servicing features of the Fund may not be available or may be modified in connection with the program of services offered.

COUNTRYWIDE FUND SERVICES, INC.
-------------------------------

     The Trust's transfer agent, Countrywide Fund Services, Inc. ("Countrywide"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Countrywide is an affiliate of the Distributor by reason of common ownership. Countrywide receives for its services as transfer agent a fee payable by the Fund monthly at an annual rate of $20 per account; provided, however, that the minimum fee is $1,250 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Countrywide also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Countrywide to perform its duties, the Fund pays Countrywide a fee in accordance with the following schedule:

            Average Monthly Net Assets             Monthly Fee
            --------------------------             -----------
            $ 0   -    $  50,000,000                 $2,000
             50   -      100,000,000                  2,500
            100   -      200,000,000                  3,000
            Over         200,000,000                  4,000 + .001% of
                                                      average monthly net assets
                                                      over $200,000,000

In addition, the Fund pays all costs of external pricing services. For the fiscal years ended December 31, 1999 and 1998, the Fund paid Countrywide $24,000 and $6,000, respectively.

     In addition,  Countrywide is retained to provide administrative services to
the  Fund.  In  this  capacity,   Countrywide  supplies  non-investment  related
statistical and research data, internal regulatory compliance services and executive and administrative services. Countrywide supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays Countrywide a fee at the annual rate of
 .09% of the average value of its daily net assets up to $100,000,000, .075% of such assets from $100,000,000 to $200,000,000 and .05% of such assets in excess of $100,000,000; provided, however, that the minimum fee is $2,000 per month. For the fiscal years ended December 31, 1999 and 1998, the Fund paid Countrywide $24,000 and $6,000, respectively.

CUSTODIAN
---------

     Firstar Bank, N.A. ("Firstar Bank") is the custodian for the securities, cash and other assets of the Fund. The Trust has authorized Firstar Bank to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by Federal law. Firstar Bank's main office is at 425 Walnut Street, Cincinnati, Ohio 45202.

INDEPENDENT ACCOUNTANTS
-----------------------

     The firm of PricewaterhouseCoopers LLP, whose address is 100 East Broad Street, Ste. 2100, Columbus, Ohio 43215-3671, have been selected as the independent accountants for the Trust.

PORTFOLIO TRANSACTIONS
----------------------

     EII is responsible for selecting the brokers who, as agents for the Fund, effect the purchases and sales of the Fund's portfolio securities. No broker is selected to effect a securities transaction for the Fund unless such broker is believed by EII to be capable of obtaining the best price and execution for the security involved in the transaction. In addition to considering a broker's execution capability, EII generally considers the brokerage and research services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Such services may include general economic research, market and statistical information, industry and technical research, strategy and company research, and may be written or oral. EII determines the overall reasonableness of brokerage commissions paid, after considering the amount another broker might have charged for effecting the transaction and the value placed by EII upon the brokerage and/or research services provided by such broker.

     EII is authorized, under Section 28(e) of the Securities Exchange Act of 1934 and under its respective advisory agreement for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker.

     EII may also direct that the Fund's brokerage business be placed with firms which promote the sale of the Fund's shares, consistent with achieving the best price and execution. In no event will the Fund's brokerage business be placed with the Distributor.

     For the fiscal years ended December 31, 1999, 1998, 1997 and 1996, the Fund
paid  brokerage   commissions  of  $33,303,   $46,730,   $95,045,   and  $87,201
respectively.

PRICING OF SHARES BEING OFFERED
-------------------------------

     The share price (net asset value) of the shares of each fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in either Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Net Asset Value Per Share" in the Prospectus.

REDEMPTIONS IN KIND
-------------------

     It is possible that conditions may arise in the future which would, in the judgment of the Board of Trustees or management, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, payment may be made in portfolio securities or other property of the Fund. However, the Trust has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Trust's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share for purposes of such redemption. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

TAXATION
--------

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     The Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

DESCRIPTION OF THE TRUST
------------------------

Trust Organization

     The Trust, an open-end, diversified management investment company, was organized on June 25, 1997 as a Delaware business trust. The Fund is a successor by reorganization to The REvest Growth & Income Fund, which was a series of The Royce Fund, a Delaware business trust. The reorganization was effected on September 25, 1998 under an Agreement and Plan of Reorganization pursuant to which the assets and liabilities of The REvest Growth & Income Fund were transferred into the Trust, with the Fund becoming the sole series of the Trust and Ebright Investments, Inc. (formerly Royce, Ebright & Associates, Inc.) continuing as investment adviser. A copy of the Trust's Certificate of Trust is on file with the Secretary of State of Delaware, and a copy of the Trust Instrument, its principal governing document, is available for inspection by shareholders at the Trust's offices at 511 Congress Street, Portland, Maine 04101.

     Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Fund's outstanding shares. The Fund will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Fund without his express consent.

Shareholder Liability

     Generally, shareholders will not be personally liable for the obligations of the Fund or of the Trust under Delaware law. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust is entitled to the same limited liability extended to shareholders of private corporations for profit organized under the Delaware General Corporation Law. No similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law and may thereby subject Trust shareholders to liability. To guard against this possibility, the Trust Instrument (1) requires that every written obligation of the Trust contain a statement that such obligation may be enforced only against the Trust's assets (however, the omission of this disclaimer will not operate to create personal liability for any shareholder); and (2) provides for indemnification out of Trust property of any Trust shareholder held personally liable for the Trust's obligations. Thus, the risk of a Trust shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business and the nature of its assets, management believes that the risk of personal liability to a Trust shareholder is extremely remote.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                P (1 + T)  = ERV
Where:
P =   a hypothetical initial payment of $1,000
T =   average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and will include performance of the Fund's predecessor, The REvest Growth & Income Fund, a series of The Royce Fund, prior to August 1, 1994. The average annual total returns of the Fund for the periods ended December 31, 1999 are as follows:

                  1 Year                              -3.32%
                  5 Year                               9.76%
                  Since Inception (August 1, 1994)     8.38%

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The Fund may also show, for comparative purposes and as information to Fund shareholders who previously were shareholders in The REvest Growth & Income Fund, the return data for the in The REvest Growth & Income Fund, and may combine such data for the year of reorganization. If so, such depiction will be clearly noted in text accompanying such depiction. The Fund's total returns as calculated in this manner for each year since inception are as follows:

                  August 1 - December 31, 1994         -2.9%
                  Year Ended December 31, 1995         16.2%
                  Year Ended December 31, 1996         22.3%
                  Year Ended December 31, 1997         23.5%
                  Year Ended December 31, 1998         -6.1%
                  Year Ended December 31, 1999        -3.32%

A nonstandardized quotation may also indicate average annual rates of return over periods other than those specified for average annual total return. For example, the Fund's average annual compounded rate of return for the five years ended December 31, 1999 was 9.76%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     From time to time the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, FORTUNE or MORNINGSTAR MUTUAL FUND VALUES. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

     Advertising for the Fund may contain examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

ANNUAL REPORT
-------------

     The audited financial statements required to be included herein are incorporated by reference to the Annual Report to Shareholders of the Fund for the fiscal year ended December 31, 1999

                                  ANNUAL REPORT
                                DECEMBER 31, 1999


                                    [GRAPHIC]

                                   The REvest
                                   Value Fund
                              A No-Load Mutual Fund
                                Managed in Maine

                                A Value-Oriented
                             Investment In Small and
                          Medium-Sized Company Equities


                       A Series of The Winter Harbor Fund

PROFILE OF THE FUND
--------------------------------------------------------------------------------
The REvest Value Fund ("REvest" or the "Fund") is a no-load series of The Winter Harbor Fund, an open-end, diversified management investment company. Jennifer E. Goff, President of Ebright Investments, Inc. ("EII" or the "Adviser"), a registered investment adviser, is responsible for the management of the Fund's portfolio, subject to the authority of the Fund's Board of Trustees.


REvest primarily seeks long-term growth and secondarily current income by investing in a broadly diversified portfolio of common stocks and convertible securities. Prospective portfolio investments are selected on a value basis and are primarily limited to small and medium-sized companies viewed by the Fund's investment adviser as having attractive financial characteristics and/or "vitality factors." Vitality factors are those factors (e.g., an active acquisition program, stock buy-back program and/or cost reduction program) that should, in the investment adviser's judgment, allow a company to build future, incremental value for shareholders. By combining the prospect of vitality with a value-oriented selection process, we believe we are able to buy Great Companies at Great Prices. These tenets are elaborated upon in the following outline:

SMALL AND
MID-CAP STOCKS

We believe these securities have more potential for capital appreciation because they have historically generated higher returns for investors, and because they are generally less well-known, making them more likely to be improperly priced by the marketplace. The Fund will normally invest at least 90% of its assets in common stocks, convertible preferred stocks and convertible bonds. At least 80% of these "allowable securities" will be income producing, and at least 80% will be issued by companies with market capitalizations between $200 million and $2 billion at the time of investment.

VALUE-ORIENTATION,
PLUS VITALITY

We look for companies with "value discrepancies," or market prices below our assessment of their "real" business worth. From that group, we select companies with vitality or ongoing programs that should allow them to increase their long-term value. We believe profits can come from both the continued success and growth of each portfolio company, as well as the eventual elimination of any value discrepancy we believe was present at the time of purchase.

CONSISTENT
PORTFOLIO
CHARACTER

We will automatically close the Fund to new investors beginning on March 1 after the end of any calendar year during which its assets reach $350 million. Since we specialize in small and medium-size companies, we believe a larger asset base could limit our flexibility in buying and selling for the Fund, or force us to invest in more companies than we can closely follow. By placing practical limits on our size, we believe we can make it possible for the Fund's investment adviser to actively manage the portfolio, and enable the Fund to maintain a constant character over its lifetime.

Please keep in mind, however, that this is a "fixed" style of money management. REvest does not change from year-to-year, or attempt in any way to anticipate market trends. Because of this, the Fund is often out-of-sync with the general equity markets, and short-term performance may be better or worse than either the "market" or other less specialized funds. Management follows this very disciplined and consistent path because it believes that in the long run, this "fixed" characteristic can lead to premium long-term returns.

MANAGER'S LETTER                                                          [LOGO]
--------------------------------------------------------------------------------

Dear Friends and Fellow Shareholders:

I should be happy to report to you that finally, after five years, small-cap stocks outperformed large-cap stocks in 1999. For the year, the Russell 2000 Index was up 21.3%, as compared to up 21.1% for the S&P 500 Index. Unfortunately, the entire outperformance of the Russell 2000 was the result of its growth components. Breaking the Russell 2000 down into its lesser indices, the Russell Growth Index was up 43.1% for the year, while the Russell 2000 Value Index was down 1.5%. In this environment, REvest, with its small-cap, value orientation, was down 3.3%.

The year had many crosscurrents for the fundamental investor. On the one hand, the domestic economy continued to expand, bringing us to within two months of being the longest economic expansion in history. Low unemployment and inflation prevailed, leading to increased consumer confidence and robust spending. A favorable interest rate environment, combined with improving productivity, enabled companies to extend the remarkable earnings growth that has marked the decade. In addition, it appears likely that these same fundamentals, which aided performance in 1999, will remain intact into the new year.

On the other hand, this "goldilocks" economy spawned a dangerous "new paradigm" mentality where past performance guarantees future results. The rationale goes something like this: during a period of declining interest rates, growth stocks tend to outperform all other styles and asset classes because of the discount rate impact on securities valuation. Therefore, if one wants the best performance, buy those stocks with the highest current or potential sales growth, disregarding all other considerations. In this day and age, that means one would buy technology, telecommunications and Internet issues.

While almost all of the leading averages scored larger gains than they had in the preceding twelve months as a result of the growth influence, the NASDAQ Composite, home to the technology, telecommunications and Internet giants, outshone them all. The NASDAQ was up 86.9% for the year, the largest gain for any major market index in U.S. stock market history.

The contribution of rampant speculation to such a move was readily apparent. More than eight hundred stocks in the NASDAQ, or one in six, doubled in value in 1999. An incredible thirty-seven gained 1,000%. Companies in the S&P 500 with no earnings were up an average of 52%, while companies with earnings were down an average of 2%! Similar statistics exist for the Russell 2000, although companies losing money were up only 45%. Given the mandate of our Fund, which limits us to buying equities with measurable earnings and at least a three-year operating history, it was difficult to compete.

The speculative binge can not continue forever. As the stock market has come to represent a larger percentage of Gross Domestic Product (the sum of all U.S. goods and services) than ever before, the Federal Reserve has begun watching it more closely. The Fed raised rates three times last year, restoring the 1998 cuts that were put in place at the time of the Asian financial crisis, and the likelihood is that there will be more rate hikes this year. The combination of rising rates and accelerating earnings growth historically has been the fundamental catalyst for a rotation from growth to value.

As mentioned, REvest was down 3.3% last year. While we benefited from some exposure to the technology sector, our commitments to financial and industrial cyclical concerns more than offset those gains. In a departure from years past, we have saved more detailed discussion of the Fund's performance for the Portfolio Summary and Performance Discussion sections of this Annual Report (pp. 2-5). The new format allows us to elaborate more on the specific holdings and market forces that impacted our performance. We hope you will read these sections.

In closing, I also want to mention that the Adviser has agreed to limit the Fund's expense ratio to 1.50% until June 30, 2000. This new limit is effective as of January 1, 2000 and replaces the cap that expired December 31, 1999.

As always, we want to thank you for your confidence. Your continued support of our work through the ownership of your shares is much appreciated.

Sincerely,


Jennifer Ebright Goff
Portfolio Manager
President, Ebright Investments, Inc.
January 27, 2000

Note: The S&P 500 and the Russell 2000 are unmanaged indices and include the reinvestment of dividends.

PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

The following (unaudited) information provides a "bird's eye" view of the REvest portfolio as of December 31, 1999. For a more complete picture, the Performance Discussion, Portfolio of Investments and accompanying financial statements should be read in their entirety.


                                                     VALUE       % OF NET ASSETS
                                                     -----       ---------------
PORTFOLIO
COMPOSITION

Common Stocks:
   Micro-Caps (under $200M) .................     $ 1,615,313           9.3%
   Small-Caps ($200M - $1B) .................      10,617,453          61.3%
   Mid-Caps ($1B - $2B) .....................       4,122,343          23.8%
Convertible Bonds ...........................         781,875           4.5%
Assets in Excess of Liabilities .............         181,611           1.1%
                                                  -----------         ------
Net Assets ..................................     $17,318,595         100.0%
                                                  ===========         ======

                                                       % of net assets
                                                       ---------------
INDUSTRY
CONCENTRATION

Industrial Cyclicals ..................................      17.4%
Energy ................................................      12.9%
Financial .............................................      12.4%
Health ................................................      11.2%
Technology ............................................      11.1%
Consumer Products .....................................       9.4%
Services ..............................................       9.1%
Retail ................................................       8.6%
Real Estate ...........................................       6.8%
Assets in Excess of Liabilities .......................       1.1%

AVERAGE FINANCIAL
CHARACTERISTICS
OF PORTFOLIO
COMPANIES

Market Capitalization .................................    $588.4M
P/E Ratio .............................................      17.6x
P/B Ratio .............................................       2.2x
Return on Assets ......................................       6.4%
Return on Equity ......................................      12.0%
Compound 5-Year EPS Growth Rate .......................      15.2%
Gross Portfolio Yield .................................       2.7%

                                                     value       % of net assets
                                                     -----       ---------------
TOP TEN EQUITY
POSITIONS

1.  The Toro Corporation .....................    $   559,687          3.2%
2.  Berry Petroleum Company ..................        529,375          3.1%
3.  Russ Berrie and Company, Inc. ............        525,000          3.0%
4.  Cousins Properties, Inc. .................        509,062          2.9%
5.  Arrow International, Inc. ................        507,500          2.9%
6.  St. Mary Land & Exploration Company ......        495,000          2.9%
7.  Teleflex, Inc. ...........................        469,688          2.7%
8.  Peoples Heritage Financial Group, Inc. ...        451,875          2.6%
9.  CLARCOR, Inc. ............................        450,000          2.6%
10. Helix Technology Corporation .............        448,125          2.6%

PORTFOLIO SUMMARY (Continued)                                             [LOGO]
--------------------------------------------------------------------------------

As part of our portfolio management philosophy, REvest tries to remain broadly diversified across nine industry sectors. We believe we are able to identify undervalued companies and sectors, but we concede we are unable to accurately determine when that value will be realized. This fundamental approach leads to better long-term returns, with lower risk.

Only three sectors in the Russell 2000 Value Index were up in 1999: Technology (+66.3%), Energy (+21.4%) and Healthcare (+6.9%). Finance, the largest sector, was down 16.9%. All in all, finance stocks contributed negative 5.5 percentage points to the Index, more than offsetting the positive contribution of the other three sectors.

REvest's performance paralleled that of the Value Index. The following chart highlights the year's top ten contributors to the Fund's net realized and unrealized gain on investment (shown on a per share basis):

TOP TEN EQUITY CONTRIBUTOR'S TO THE FUND'S NET REALIZED AND UNREALIZED GAIN ON INVESTMENT (PER SHARE)

[GRAPHIC OMITTED]

Not surprisingly, the three largest contributors to the Fund's returns were technology issues. Helix Technology and Kulicke & Soffa are both semiconductor capital equipment manufacturers. Each company was bought when the industry was depressed, they rebounded sharply as chip demand improved. For the year, they were up 245% and 140%, respectively.

In Focus is the worldwide leader in developing, manufacturing and marketing multimedia projection products that project information from a personal computer onto a larger screen. It was added to the portfolio for a second time after distribution problems in early 1998 caused the stock to slide from $20.00 to $3.50. Once we were comfortable that the problems were temporary, we established a position. The stock was up 161% last year.

Rounding out the top five are our two biggest losers last year, Cavalier Homes and Donegal. Cavalier designs and produces manufactured homes. After reporting top-line progress of 30% and bottom-line growth of 48% in the first quarter of 1999, the industry rapidly deteriorated in the second quarter. Oversupply led to price competition, which negatively impacted both revenues and margins for the remainder of the year. For 1999, Cavalier was down 65%.

We expect that it will take at least a couple more quarters for the industry to rationalize excess supply and begin to turn around. In the meantime, the downside risk seems low as the stock is trading at 7 times earnings and 50% of book value. Cavalier, in our opinion, is a good company. It has a strong balance sheet, with minimal debt and $22 million in cash, a four million share buyback program authorized (only 1.5 million shares remain), and a 4% dividend yield. We plan to continue holding it, for now.

Donegal, a holding company offering property and casualty insurance in the Mid-Atlantic and Southeast, is similarly plagued by industry overcapacity. Overcapitalization has led to a difficult pricing environment. Despite moderate but steady premium growth and a statutory underwriting profit for the previous ten years, the stock declined 59%.

Not content to wait for a change in the environment, Donegal undertook a restructuring that is expected to reduce expenses and improve efficiency and profitability significantly. Estimates for 2000 anticipate earnings of $1.00 per share, up from $0.45 in 1999. Applying the current multiple of 11 produces a target price of $11.00, up from the current $6.50, essentially recouping last year's losses. Once again, downside risk seems low, and there is the benefit of a 6.4% yield* while we wait.

*Based on December 31, 1999 closing share price and dividend level.

PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

                                   The Market

Inflation,   interest  rates,  the  Federal  Reserve  and  an  understanding  of speculative psychology were crucial in understanding the market's performance in 1999.

The year started off quietly, with large-company issues once again outperforming small-company equities. Concerns over the health of certain overseas markets were still prominent, and thus, the "flight to quality" mentality prevailed. By the end of March, the S&P 500 was up 5.0%, while the Russell 2000 was down 5.4%.

Early in the second quarter, scattered reports began to suggest that the situation overseas had bottomed, bringing about one of the most dramatic shifts in sentiment in the current bull market. Investors started to rediscover the merits of investing in cyclical and small-cap stocks, and a general broadening of the market followed.

The party did not last long, unfortunately, as the April Consumer Price Index came in above expectations. This chilling information led to increased volatility in late May and June, as investors began to speculate about the June 29th Fed meeting and the potential for one or more rate hikes. In the end, the Fed voted to increase the discount rate 0.25%.

Nevertheless, small-cap stocks were able to make considerable advances in the second quarter, with the Russell 2000 ending up 15.6%, as compared to 7.0% for the S&P 500. Unfortunately, this surge was not enough to fully offset the damage of the first quarter, leaving small companies lagging their larger brethren, 9.3% versus 12.4%, at the half.

The "Fed Watch" mindset continued through much of the Summer and into the Fall. Each new piece of economic news was scrutinized to see whether it was now more or less likely that the Fed would raise rates. The answer was a major determinant in how the market subsequently behaved. While the Fed elected to raise rates another quarter point on August 24th, it passed on the opportunity in October. By that time, disappointing corporate earnings and Y2K fears had already taken much of the air out of the stock market "bubble", much to the Fed's satisfaction. For the quarter, the S&P 500 was down 6.2%. The Russell 2000 was down 6.3%.

The market swooned the week of October 15th, but upbeat earnings and the revival of financial-reform legislation enabled the averages to regain most of their losses the next week. The change in sentiment put the Fed on guard again, and it raised rates for a third time on November 16th. It had little impact on the market. The Fed had already indicated that its number one priority on the eve of the new millennium was maintaining liquidity, so a rate hike at the December meeting was deemed unlikely. With that in mind, the S&P 500 gained 14.9% and the Russell 2000 returned 18.4% in the quarter.

For the year, the S&P 500 and the Russell 2000 ended up 21.1% and 21.3%, respectively. It was the fifth year in a row that the S&P 500 returned greater than 20%, and the first time in six years that it was outperformed by the Russell 2000.

The combination of rising rates and accelerating earnings growth is typically the fundamental catalyst for a rotation from growth to value. We saw a hint of that in April. In 1999, however, a speculative bubble formed around the technology and Internet issues, squelching the shift in investor focus. The effect can be seen most clearly in the style divergence within the Russell 2000. Breaking the Index down into its two components, the Russell Growth Index was up 43.1% for the year, while the Russell 2000 Value Index was actually down 1.5%. The 44.6% spread between the two is the widest in history. Similar divergences were obvious in the other major indices.

Not surprisingly, market breadth, the ratio of advancing versus declining issues, continued to deteriorate last year. Progressively fewer companies were responsible for the market's ongoing gains. As illustration, only 45% of the stocks in the Russell 2000 and 48% of the stocks in the S&P 500 ended the year in positive territory. The median stock in the Russell 2000 was down 4.9%, and in the S&P 500, down 1.7%. In both indices, only 7% of stocks ended the year with new highs. Clearly, the majority of companies were not participating.

It will be interesting to see whether these trends are sustainable into the new year. There have been many such periods of investor infatuation in the past: radio in the 1920s, technology in the early and late 1960s, the original "Nifty Fifty" in the early 1970s, oil and gold in the late 1970s, PCs in the 1980s and biotech in the early 1990s. In each case, inflated expectations were disappointed, market prices corrected and more realistic valuations prevailed. The same is likely to be true of the dazzling stocks in today's market as some of the hot Internet stocks of a year ago have already experienced significant declines.

                             The REvest Value Fund

We at REvest continued to do our best in a market climate that was inhospitable to our style. While our return in 1999 was on par with both the Russell 2000 Value Index and our peers, we significantly underperformed our primary benchmark, the Russell 2000. Style divergence was the primary cause. The exceptional returns of the Growth Index made the Russell 2000 an almost impossible target to beat without abandoning our methodology.

PERFORMANCE DISCUSSION                                                    [LOGO]
--------------------------------------------------------------------------------

Early in the year, the Adviser's emphasis on yield was a notable benefit to Fund performance. In the difficult first quarter, yield support held the Fund's loss to 4.6%, versus the Russell 2000's decline of 5.4%. Unfortunately, it also served to moderate performance on the upside. For the three months ended June 30, 1999, REvest gained 11.7%, as compared to 15.6% for the Russell 2000. At the half, the Russell 2000 was up 9.3% and REvest was up 6.5%.

In the second half, however, carefully laid strategies did not work. Technology was the only place to be. While exposure to energy helped the Fund early on, above-normal temperatures late in the year, did not. Given increased global demand for petroleum products and slim inventories, we expect eventually to be rewarded for our patience.

Similar comments apply to financial and industrial cyclical stocks. Both have traditionally led the market when it rallies. With concerns surrounding interest rates ever present and the global economy recovering slower than forecast, both groups underperformed last year. We expect both concerns to moderate in the new year. For the third and fourth quarters, REvest was down 9.1% and 0.1%, respectively.

While we are disappointed with our 1999 performance, we remain committed to our discipline. Our thoughts on this topic are summed up well by Seth Klarman of the Baupost Fund: "We underperformed in 1999 not because we abandoned our strict investment criteria, but because we adhered to them; not because we ignored fundamental analysis, but because we practiced it; not because we shunned value, but because we sought it; and not because we speculated, but because we refused to speculate."


COMPARISON OF CHANGE IN VALUE OF A $10,000 INITIAL INVESTMENT ON AUGUST 1, 1994*
               IN THE REVEST VALUE FUND, S&P 500 AND RUSSELL 2000

                          ---------------------------
                               [GRAPHIC OMITTED]

                                             12/31/99
                                             --------

                          REvest              $15,469
                          S&P 500             $35,543
                          Russell 2000        $22,025
                          ---------------------------

                                             FOR PERIODS ENDED DECEMBER 31, 1999

                                                                        SINCE
                                                    1-YEAR    5-YEAR  INCEPTION*
                                                    ------    ------  ----------
REvest Value Fund average annual total return ....  -3.32%     9.76%     8.38%
S&P 500 Index average annual total return ........  21.04%    28.56%    26.45%
Russell 2000 Index average annual total return ...  21.26%    16.51%    23.97%

The above table and preceding narrative depict the historical returns of REvest, the S&P 500, an unmanaged index representative of large-company stocks, and the Russell 2000, an unmanaged index representative of small-company stocks. The Fund's present investment philosophy was followed in each of the periods identified. All results presented in this Report are on a "total return" basis, which assumes that all dividends and distributions were reinvested.

The results presented in this Report represent past performance and should not be considered representative of the "total return" from an investment in the Fund today. They are provided only to give an historical perspective of the Fund. The investment return and principal value of the Fund's shares will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

*Commencement of Operations - August 1, 1994

PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
December 31, 1999

COMMON STOCKS - 94.4%

   SHARES                                                COST           VALUE
   ------                                                ----           -----

CONSUMER PRODUCTS - 9.4%
    30,000   *Helen of Troy Ltd. ...............    $    372,125   $    217,500
    20,000    Russ Berrie and Company, Inc. ....         322,025        525,000
    15,000    The Toro Company .................         390,900        559,687
    30,000    Wolverine World Wide, Inc. .......         388,362        328,125
                                                    ------------   ------------
                                                       1,473,412      1,630,312
                                                    ------------   ------------
ENERGY - 12.9%
    15,000   *Barrett Resources Corporation ....         394,879        441,563
    35,000    Berry Petroleum Company, Class A .         355,155        529,375
    20,000    Helmerich & Payne, Inc. ..........         396,284        436,250
    20,000    Penn Virginia Corporation ........         334,052        335,000
    20,000    St. Mary Land & Exploration Company        374,532        495,000
                                                    ------------   ------------
                                                       1,854,902      2,237,188
                                                    ------------   ------------
FINANCIAL - 12.4%
    15,000    Chittenden Corporation ...........         405,900        444,375
    30,000    Donegal Group, Inc. ..............         308,986        191,250
    30,000    Peoples Heritage Financial Group, Inc.     209,263        451,875
    10,000    Protective Life Corporation ......         319,600        318,125
    25,000    Susquehanna Bancshares, Inc. .....         287,536        396,875
    15,000    Webster Financial Corporation ....         384,375        353,438
                                                    ------------   ------------
                                                       1,915,660      2,155,938
                                                    ------------   ------------
HEALTH - 11.2%
    10,000    Analogic Corporation .............         290,000        330,000
    17,500    Arrow International, Inc. ........         337,148        507,500
    12,500    Diagnostic Products Corporation ..         347,488        306,250
    25,000   *IDEXX Laboratories, Inc. .........         340,222        403,125
    20,000    Invacare Corporation .............         387,383        401,250
                                                    ------------   ------------
                                                       1,702,241      1,948,125
                                                    ------------   ------------
INDUSTRIAL CYCLICALS - 17.4%
    25,000    CLARCOR, Inc. ....................         333,583        450,000
    10,000    Greif Bros. Corporation, Class A .         216,950        297,500
    12,500    Kaydon Corporation ...............         362,681        335,156
    15,000    LSI Industries, Inc. .............         340,000        324,375
    12,500    M.A. Hanna Company ...............         188,250        136,719
    11,200    Matthews International Corporation         257,178        308,000
    12,500    Oil-Dri Corporation of America ...         192,688        179,688
    17,500    Regal-Beloit Corporation .........         361,444        360,938
    15,000    Teleflex, Inc. ...................         298,188        469,688
    12,500    Wausau-Mosinee Paper Corporation .         213,531        146,094
                                                    ------------   ------------
                                                       2,764,493      3,008,158
                                                    ------------   ------------
REAL ESTATE - 5.2%
    30,000    Cavalier Homes, Inc. .............         172,051        118,125
    15,000    Cousins Properties, Inc. .........         311,717        509,062
    17,500    New Plan Excel Realty Trust ......         347,400        276,718
                                                    ------------   ------------
                                                         831,168        903,905
                                                    ------------   ------------

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (Continued)                                      [LOGO]
--------------------------------------------------------------------------------
December 31, 1999

COMMON STOCKS - 94.4% (Continued)

     SHARES    COST VALUE
RETAIL - 8.6%
    15,000    Applebee's International, Inc. ...    $    341,436   $    442,500
    15,000    CBRL Group, Inc. .................         212,813        145,546
    20,000    Claire's Stores, Inc. ............         374,794        447,500
    35,000   *Stein Mart, Inc. .................         327,500        199,062
    30,000   *West Marine, Inc. ................         309,062        247,500
                                                    ------------   ------------
                                                       1,565,605      1,482,108
                                                    ------------   ------------
SERVICES - 9.1%
    10,000    Chemed Corporation ...............         323,247        286,250
    25,000   *Computer Horizons Corporation ....         369,062        404,688
    10,000    National Data Corporation ........         326,900        339,375
    30,000   *Right Management Consultants, Inc.         391,375        345,000
    10,000    The Standard Register Company ....         167,862        193,750
                                                    ------------   ------------
                                                       1,578,446      1,569,063
                                                    ------------   ------------
TECHNOLOGY - 8.2%
    10,000    Helix Technology Corporation .....         164,375        448,125
    15,000   *In Focus Systems, Inc. ...........         138,750        347,812
    10,000   *Kulicke & Soffa Industries, Inc. .         192,542        425,625
    30,000   *Planar Systems, Inc. .............         206,750        198,750
                                                    ------------   ------------
                                                         702,417      1,420,312
                                                    ------------   ------------
    TOTAL COMMON STOCKS ........................    $ 14,388,344   $ 16,355,109
                                                    ------------   ------------

CORPORATE BONDS - 4.5%

     PAR  COST VALUE
$  300,000    MSC.Software Corporation 7.875%
              Conv. Sub. Deb. due 8/18/04 .....     $    289,611   $    267,375
   300,000    Richardson Electronics, Ltd. 8.25%
              Conv. Sub. Deb. due 6/15/06 ......         259,500        243,750
   300,000    Sizeler Property Investors, Inc.
              8.00% Conv. Sub. Deb. due 7/15/03          278,250        270,750
                                                    ------------   ------------

   TOTAL CORPORATE BONDS .......................    $    827,361   $    781,875
                                                    ------------   ------------

   TOTAL INVESTMENTS AT VALUE - 98.9% ..........    $ 15,215,705   $ 17,136,984
                                                    ------------   ============

   OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%                         181,611
                                                                   ------------
   NET ASSETS - 100.0% .........................                   $ 17,318,595
                                                                   ============

* Non-income producing.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1999

ASSETS:

Investments, at value (acquisition cost: $15,215,705) (Note 2) ..   $ 17,136,984
Cash ............................................................        166,010
Receivable for capital shares sold ..............................             50
Interest receivable .............................................         19,123
Dividends receivable ............................................         16,375
Receivable from Adviser .........................................          6,954
Other assets ....................................................         15,680
                                                                    ------------
   Total assets .................................................     17,361,176
                                                                    ------------
LIABILITIES:

Payable to affiliates (Note 5) ..................................          5,250
Payable for capital shares redeemed .............................         26,931
Other accrued expenses and liabilities ..........................         10,400
                                                                    ------------
   Total liabilities ............................................         42,581
                                                                    ------------
   Net assets ...................................................   $ 17,318,595
                                                                    ============

NET ASSETS:

Paid-in capital .................................................   $ 15,384,616
Undistributed net investment income .............................          8,414
Accumulated net realized gains from security transactions .......          4,286
Net unrealized appreciation on investments ......................      1,921,279
                                                                    ------------
   Net assets ...................................................   $ 17,318,595
                                                                    ============

PRICE PER
SHARE:

Net asset value, offering and redemption price per share (Note 2)
($17,318,595/1,755,056 shares outstanding) ......................   $       9.87
                                                                    ============

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                                        1999             1998
                                                                    ------------     ------------
INVESTMENT
OPERATIONS:
Net investment income ..........................................    $    257,303     $    378,008
Net realized gains from security transactions ..................       1,202,089        3,193,187
Net change in unrealized appreciation/depreciation
   on investments ..............................................      (2,126,314)      (5,641,998)
                                                                    ------------     ------------
   Net decrease in net assets from operations ..................        (666,922)      (2,070,803)
                                                                    ------------     ------------
DISTRIBUTIONS TO
SHAREHOLDERS:

From net investment income .....................................        (261,710)        (371,064)
From net realized gains on investments .........................        (841,632)      (2,560,610)
                                                                    ------------     ------------
   Net decrease in net assets from distributions to shareholders      (1,103,342)      (2,931,674)
                                                                    ------------     ------------
CAPITAL SHARE
TRANSACTIONS
(NOTE 4):

Proceeds from shares sold ......................................         748,290        2,095,317
Reinvestment of distributions in shares ........................         978,647        2,687,414
Payments for shares redeemed ...................................      (7,368,201)     (13,935,671)
                                                                    ------------     ------------
   Net decrease in net assets from capital share transactions ..      (5,641,264)      (9,152,940)
                                                                    ------------     ------------
   Total decrease in net assets ................................      (7,411,528)     (14,155,417)
                                                                    ------------     ------------
NET ASSETS:

Beginning of year ..............................................      24,730,123       38,885,540
                                                                    ------------     ------------
End of year ....................................................    $ 17,318,595     $ 24,730,123
                                                                    ============     ============

UNDISTRIBUTED NET INVESTMENT INCOME ............................    $      8,414     $     12,821
                                                                    ============     ============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                                   [LOGO]
--------------------------------------------------------------------------------
For the Year Ended December 31, 1999

INVESTMENT
INCOME:

Interest ........................................................   $   170,756
Dividends .......................................................       360,250
                                                                    -----------
   Total investment income ......................................       531,006
                                                                    -----------
EXPENSES:

Investment advisory fees (Note 5) ...............................       210,541
Accounting services fees (Note 5) ...............................        24,000
Administrative services fees (Note 5) ...........................        24,000
Professional fees ...............................................        17,416
Transfer agent fees (Note 5) ....................................        15,000
Custodian fees ..................................................        13,273
Trustees' fees and expenses .....................................         8,768
Postage and supplies ............................................         7,571
Printing of shareholder reports .................................         5,240
Insurance expense ...............................................         4,900
Registration fees ...............................................         3,980
Pricing costs ...................................................         1,539
                                                                    -----------
   Total expenses ...............................................       336,228
Fees waived by the Adviser (Note 5) .............................       (62,525)
                                                                    -----------
   Net expenses .................................................       273,703
                                                                    -----------
NET INVESTMENT INCOME ...........................................       257,303
                                                                    -----------
REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS:

Net realized gains from security transactions ...................     1,202,089
Net change in unrealized appreciation/depreciation on investments    (2,126,314)
                                                                    -----------
Net realized and unrealized loss on investments .................   $  (924,225)
                                                                    -----------

NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS ...........   $  (666,922)
                                                                    ===========

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
This table is presented to show selected data for a share outstanding through each period, and to assist shareholders in evaluating the Fund's performance.

                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                   1999            1998            1997            1996            1995
                                                ----------      ----------      ----------      ----------      ----------
INVESTMENT
OPERATIONS:
Net asset value, beginning of year .........    $    10.88      $    13.00      $    12.21      $    10.73      $     9.66
                                                ----------      ----------      ----------      ----------      ----------
Net investment income ......................          0.14            0.15            0.21            0.21            0.18
Net realized and unrealized gain (loss)
   on investments ..........................         (0.51)          (1.02)           2.64            2.16            1.38
                                                ----------      ----------      ----------      ----------      ----------
   Total from investment operations ........         (0.37)          (0.87)           2.85            2.37            1.56
                                                ----------      ----------      ----------      ----------      ----------
DISTRIBUTIONS TO
SHAREHOLDERS:

From net investment income .................         (0.14)          (0.15)          (0.19)          (0.21)          (0.17)
From net realized gain on investments ......         (0.50)          (1.10)          (1.87)          (0.68)          (0.32)
                                                ----------      ----------      ----------      ----------      ----------
   Total from distributions to shareholders          (0.64)          (1.25)          (2.06)          (0.89)          (0.49)
                                                ----------      ----------      ----------      ----------      ----------
Net asset value, end of year ...............    $     9.87      $    10.88      $    13.00      $    12.21      $    10.73
                                                ==========      ==========      ==========      ==========      ==========
RATIOS AND
SUPPLEMENTAL
DATA:

Total return ...............................       (3.32)%         (6.12)%          23.50%          22.27%          16.23%
Net assets, end of period (000's) ..........    $   17,319      $   24,730      $   38,886      $   42,099      $   35,804
Ratio of net expenses to average net assets1         1.29%           1.30%           1.26%           1.29%           1.30%
Ratio of net investment income to
   average net assets ......................         1.22%           1.20%           1.60%           1.78%           1.73%
Portfolio turnover rate ....................           41%             35%             54%             64%             53%

1 Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.59% and 1.37% for the years ended December 31, 1999 and 1998, respectively (Note 5).

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION.

The REvest Value Fund (the "Fund") is a no-load series of The Winter Harbor Fund (the "Trust"), a diversified open-end investment management company organized as a Delaware business trust.

The Fund primarily seeks long-term growth and secondarily current income by investing in a broadly diversified portfolio of common stocks and convertible securities of small and medium-sized companies.

2.   SIGNIFICANT ACCOUNTING POLICIES.

The following is a summary of the Trust's significant accounting policies:

Security Valuation. The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities traded on a national stock exchange or quoted by NASDAQ are valued based upon the closing price on the principal exchange where the security is traded, or, if not traded on a particular day, at the closing bid price. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees.

Share Valuation. The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment Income and Distributions to Shareholders. Dividends arising from net investment income are declared and paid quarterly and distributions from net realized gains, if any, are paid annually in December. These dividends and distributions are recorded on the ex-date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Securities Transactions. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation on investments are determined on the basis of identified cost for book and tax purposes.

Repurchase Agreements. The Fund enters into repurchase agreements with respect to its portfolio securities solely with Firstar, N.A. ("Firstar"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by Firstar until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of Firstar, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Tax. It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Based upon the federal income tax cost of portfolio investments of $15,208,036 as of December 31, 1999, the Fund had net unrealized appreciation of $1,874,947, consisting of gross unrealized appreciation of $3,039,326 and $1,164,379 of gross unrealized depreciation.

3.   INVESTMENT TRANSACTIONS.

For the year ended December 31, 1999,  cost of purchases and proceeds from sales
of  portfolio  securities,  other  than  short-term  investments,   amounted  to
$8,192,281 and $14,621,190, respectively.

NOTES TO FINANCIAL STATEMENTS (Continued)                                 [LOGO]
--------------------------------------------------------------------------------

4.   CAPITAL SHARES.

The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest of the Fund, with a par value of $.001. Share transactions were as follows:

                                                   YEAR ENDED
                                                   DECEMBER 31,
                                               1999           1998
                                            ----------     ----------
Sold ...................................        69,802        175,492
Reinvested .............................        99,773        256,185
Redeemed ...............................      (687,422)    (1,150,578)
                                            ----------     ----------
Net decrease in shares outstanding .....      (517,847)      (718,901)
Shares outstanding, beginning of year ..     2,272,903      2,991,804
                                            ----------     ----------
Shares outstanding, end of year ........     1,755,056      2,272,903
                                            ==========     ==========

Shares redeemed within one year of opening a shareholder account are subject to a 1.0% redemption fee.

5.   TRANSACTIONS WITH AFFILIATES.

Certain trustees and officers of the Trust are also officers of Ebright Investments, Inc. (the "Adviser"), or of Countrywide Fund Services, Inc. ("CFS"), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

Investment Advisory Agreement. The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets.

In order to voluntarily reduce operating expenses of the Fund during the year ended December 31, 1999, the Adviser waived $62,525 of its investment advisory fees.

Administration Agreement. Under the terms of an Administration Agreement, CFS supplies non-investment related administrative and compliance services for the Fund. CFS supervises the preparation of reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from the Fund at an annual rate of 0.09% on the Fund's average daily net assets up to $100 million; 0.075% on the next $100 million; and 0.05% on such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee.

Transfer Agent Agreement. Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts, subject to a $1,250 minimum monthly fee. In addition, the Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

Accounting Services Agreement. Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee, based on current net assets, of $2,000 from the Fund. In addition, the Fund pays CFS certain out-of-pocket expenses incurred by CFS in obtaining valuations of the Fund's portfolio securities.

Underwriting Agreement. Under the terms of an Underwriting Agreement, CW Fund Distributors, Inc. (the "Underwriter") serves as the exclusive agent for the distribution of the Fund's shares. The Underwriter is an affiliate of CFS by reason of common ownership.

Shareholder Service Plan. The Trust has adopted a Shareholder Service Plan (the "Plan"). Under the Plan, the Trust may enter into shareholder service agreements pursuant to which a shareholder service provider performs certain shareholder services not otherwise provided by the transfer agent. For these services, the Adviser pays the shareholder service provider a fee at an annual rate of up to 0.25% of the average daily net assets attributable to shares owned by investors for which the shareholder service provider maintains a servicing relationship. The Fund may reimburse the Adviser such payments in an amount not to exceed 0.25% per annum of the average daily net assets of the Fund. For the year ended December 31, 1999, no shareholder servicing fees were paid by the Adviser or reimbursed or accrued by the Fund.

6.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS (Unaudited).

On December 17, 1999, the Fund declared and paid a long-term capital gain of $1,204,508 or $0.69 per share. In January 2000, shareholders were provided with Form 1099-DIV which reported the amount and tax status of the capital gain distributions paid during the calendar year 1999.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of The Winter Harbor Fund and Shareholders of The REvest Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of changes in net assets and of operations and the financial highlights present fairly, in all material respects, the financial position of The REvest Value Fund (the "Fund") at December 31, 1999, the changes in its net assets for each of the two years in the period then ended, the results of its operations for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP


Columbus, Ohio
February 18, 2000

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
INVESTMENTS

Questions concerning the Fund's investments can be directed to Jennifer Goff, the Fund's portfolio manager, by calling (800) 277-5573. We are one of a small number of funds where the manager is available to talk directly to investors. If Ms. Goff is traveling she will return your call when she returns to the office. We consider our shareholders as true partners with us in the Fund.

GENERAL

Cornelia Morin, EII's Customer Service Officer, is available to answer questions about the Fund or provide you with the Fund's current literature. Ms. Morin can also be reached at (800) 277-5573. Ms. Morin maintains a mailing list of shareholders and other interested parties for Fund mailings such as our financial reports and special interim shareholder letters. If you are not on the mailing list and would like to be included, please contact Ms. Morin.

E-MAIL

Electronic correspondence for the Adviser can now be sent to:
REVEST@ACADIATRUST.COM

DISTRIBUTION SUMMARY
--------------------------------------------------------------------------------

  QUARTER        PAYDATE      INCOME      ST GAINS     LT GAINS  REINVEST PRICE
--------------------------------------------------------------------------------
                                      1994
--------------------------------------------------------------------------------
3RD Quarter                                                               --
4TH Quarter     12/30/94    $   0.050           --           --    $    9.66
--------------------------------------------------------------------------------
                                      1995
--------------------------------------------------------------------------------
1ST Quarter     03/24/95        0.045           --           --         9.91
2ND Quarter     06/30/95        0.045           --           --        10.55
3RD Quarter     09/25/95        0.040           --           --        11.20
4TH Quarter     12/29/95        0.040    $   0.160    $   0.160        10.73
--------------------------------------------------------------------------------
                                      1996
--------------------------------------------------------------------------------
1ST Quarter     03/15/96        0.050           --           --        11.06
2ND Quarter     06/14/96        0.050           --           --        11.90
3RD Quarter     09/13/96        0.060           --           --        11.77
4TH Quarter     12/31/96        0.050        0.160        0.520        12.21
--------------------------------------------------------------------------------
                                      1997
--------------------------------------------------------------------------------
1ST Quarter     03/14/97        0.055           --           --        12.64
2ND Quarter     06/13/97        0.055           --           --        13.09
3RD Quarter     09/12/97        0.060           --           --        14.68
4TH Quarter     12/31/97        0.020        0.760        1.110        13.00
--------------------------------------------------------------------------------
                                      1998
--------------------------------------------------------------------------------
1ST Quarter     03/14/98        0.050           --           --        13.43
2ND Quarter     06/13/98        0.030           --           --        12.93
3RD Quarter     09/21/98        0.040           --        0.930        10.22
4TH Quarter     12/31/98        0.025           --        0.175        10.88
--------------------------------------------------------------------------------
                                      1999
--------------------------------------------------------------------------------

1ST Quarter     03/31/99        0.045           --           --        10.33
2ND Quarter     06/30/99        0.030           --           --        11.51
3RD Quarter     09/30/99        0.030           --           --        10.43
4TH Quarter     12/17/99        0.033           --        0.500         9.63
--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current Prospectus of the Fund.

                            Ebright Investments, Inc.
                               Investment Adviser
                         511 Congress Street, 9th Floor
                               Portland, ME 04101
                         (207) 774-7455 o (800) 277-5573
                               Fax (207) 772-7370

                                     REvest
                                   Value Fund
                                  P.O. Box 5354
                            Cincinnati, OH 45201-5354
                                 (877) 473-8378


                       A Series of The Winter Harbor Fund

                                   PART C
                              OTHER INFORMATION

ITEM 23.  EXHIBITS

          (a) Trust Instrument of Registrant, dated June 25, 1997, as amended July 10, 1997*

          (b)  None

          (c) Sections 2.02, 2.04 and 2.06 of Registrant's Trust Instrument provide as follows:

               "SECTION 2.02 ISSUANCE OF SHARES. Subject to applicable law, the Trustees in their discretion may, from time to time, without vote of the Shareholders, issue Shares, in addition to the then issued and Outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000th of a Share or integral multiples thereof.

               SECTION 2.04 TRANSFER OF SHARES. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by that holder's agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer and such evidence of the genuineness of such execution and authorization and of such other matters as may be required by the Trustees or Transfer Agent. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

               SECTION 2.06 ESTABLISHMENT OF SERIES OR CLASS. The Trust created hereby shall consist of one or more Series and separate and distinct records shall be maintained by the Trust for each Series and the assets associated with any such Series shall be held and accounted for separately from the assets of the Trust or any other Series. The Trustees may divide the Shares of any Series into Classes. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series, to establish and designate and to change in any manner any such Series or Class and to fix such preferences, voting powers, rights and privileges of such Series or Classes as the Trustees may from time to time determine, to divide or combine the Shares or any Series or Classes into a greater or lesser number, to classify or reclassify any issued Shares of any Series or Classes into one or more Series or Classes, and to take such other action with respect to the Shares as the Trustees may deem desirable. The establishment and designation of any Series or Class shall be effective when specified in the resolution of the Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class.

               All references to Shares in this Trust Instrument shall be deemed to be Shares of any or all Series or Classes, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series and each Class, except as the context otherwise requires.

               Each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series subject to
               Section 2.08 and the preferences, rights and privileges of each Class of that Series. Each holder of Shares of a Series or Class thereof shall be entitled to receive the holder's pro rata share of all distributions made with respect to such Series or Class thereof. Upon redemption of Shares, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust.

               Each Series and Class thereof of the Trust and their attributes will be set forth in Annex A to this Trust Instrument."

        (d)(1) Investment Advisory Agreement between Registrant and Ebright Investments, Inc.*

          (e)  Underwriting   Agreement   between   Registrant   and   CW   Fund
               Distributors, Inc.*

          (f)  None

          (g)  Custody Agreement between Registrant and Firstar Bank, N.A.*

        (h)(1) Transfer,  Dividend  Disbursing,  Shareholder  Service  and  Plan
               Agency   Agreement   between   Registrant  and  Countrywide  Fund
               Services, Inc.*

        (h)(2) Administration Agreement between Registrant and Countrywide Fund Services, Inc.*

        (h)(3) Accounting Services Agreement between Registrant and Countrywide Fund Services, Inc.*

          (i)  Opinion of Counsel to Registrant*

          (j)  Consent of PricewaterhouseCoopers LLP

          (k)  None

          (l)  None

          (m)  Shareholder's Services Plan*

          (n)  Not Applicable

          (o)  None

---------------

* Incorporated by reference to the Registrant's registration statement on Form N-1A previously filed.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          There are no persons directly or indirectly controlled by or under common control with the Registrant.

ITEM 25.  INDEMNIFICATION

          (a) Article X of the Declaration of Trust of the Registrant provides as follows:

          ARTICLE X
          LIMITATION OF LIABILITY AND INDEMNIFICATION

          LIMITATION OF LIABILITY

               "Section 10.01 Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person other than the Trust or beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder."

          INDEMNIFICATION

               "Section 10.02 Indemnification. (a) Subject to the exceptions and limitations contained in Subsection 10.02(b): (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

               (b) No  indemnification  shall be provided hereunder to a Covered
               Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (x) by the court or other body approving the settlement; (y) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (z) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

               (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a Person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other Persons may be entitled by contract or otherwise under law.

               (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection 10.02(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 10.02."

        (b)(1) Paragraph 8 of the Investment Advisory Agreement by and between the Registrant and Ebright Investments, Inc. provides as follows:

               "8. Protection of the Adviser. The Adviser shall not be liable to the Fund or to the Series for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser for the Series, and the Series shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or the Series or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser for the Series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to the Series or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

               Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding, or (ii) an independent legal counsel in a written opinion."

               (c) Paragraphs 8 and 9 of the Distribution Agreement made by and between the Registrant and CW Fund Distributors, Inc. provides as follows:

               8.   Indemnification of Trust.
                    ------------------------

                    Underwriter  agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a trustee, officer, employee, shareholder or control person of the Trust, against any loss, damage or expense (including the reasonable costs of investigation) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of Underwriter or any agent or employee of Underwriter or any other person for whose acts Underwriter is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust. Underwriter likewise agrees to indemnify and hold harmless the Trust and each such person in connection with any claim or in connection with any action, suit or proceeding which arises out of or is alleged to arise out of Underwriter's failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares. The term "expenses" for purposes of this and the next paragraph includes amounts paid in satisfaction of judgments or in settlements which are made with Underwriter's consent. The foregoing rights of indemnification shall be in addition to any other rights to which the Trust or each such person may be entitled as a matter of law.

               9.   Indemnification of Underwriter.
                    ------------------------------

                    The Trust agrees to indemnify and hold harmless  Underwriter and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of Underwriter against any loss, damage or expense (including the reasonable costs of investigation) reasonably incurred by any of them in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of any of such persons in the performance of Underwriter's duties or from the reckless disregard by any of such persons of Underwriter's obligations and duties under this Agreement. The Trust will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification. Any person employed by Underwriter who may also be or become an officer or employee of the Trust shall be deemed, when acting within the scope of his employment by the Trust, to be acting in such employment solely for the Trust and not as an employee or agent of Underwriter."

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)  Ebright Investments, Inc.

     The descriptions of Ebright Investments, Inc. under the caption "Management of the Trust" in the Prospectus and "Investment Advisory Services" in the Statement of Additional Information are incorporated by reference herein.

--------------------------------------------------------------------------------
Name                       Title                       Business Connection
--------------------------------------------------------------------------------
Jennifer E. Goff           President, Director         Ebright Investments, Inc.
--------------------------------------------------------------------------------
Ellen E. Carlton           Vice President, Director    Ebright Investments, Inc.
                           -----------------------------------------------------
                           Auditor                     O'Neil Hagaman
                                                       1025 16th Avenue South,
                                                       Ste 202
                                                       Nashville, Tennessee
                                                       37212
--------------------------------------------------------------------------------
Joyce Marie Ebright        Director                    Ebright Investments, Inc.
                           -----------------------------------------------------
                           Manager                     Ebright Properties
                                                       Limited
                                                       50 Portland Pier
                                                       Portland, Maine 04101
--------------------------------------------------------------------------------
Johann Hendrikus Gouws     Director                    Ebright Investments, Inc.
                           -----------------------------------------------------
                           President                   Gouws Capital
                                                       Management, Inc.

                           Chairman                    Acadia Trust, N.A.
                                                       511 Congress Street
                                                       Portland, Maine 04101
--------------------------------------------------------------------------------
Richard E. Curran, Jr.     Director                    Ebright Investments, Inc.
                           -----------------------------------------------------
                           Senior Vice President       Gouws Capital
                                                       Management, Inc.

                           President                   Acadia Trust, N.A.
                                                       511 Congress Street
                                                       Portland, Maine 04101
--------------------------------------------------------------------------------

ITEM 27.  PRINCIPAL UNDERWRITERS

          (a) CW Fund Distributors, Inc. also acts as underwriter for the following open-end investment companies: The Bjurman Funds, Brundage, Story and Rose Investment Trust, The Caldwell & Orkin Funds, Inc., The James Advantage Funds, Profit Funds Investment Trust, Firsthand Funds, Lake Shore Family of Funds, UC Investment Trust and The Westport Funds.

          (b) The following list sets forth the directors and executive officers of the Distributor. Unless otherwise noted with an asterisk(*), the address of the persons named below is 312 Walnut Street, Cincinnati, Ohio 45202.

               *The address is 420 East Fourth Street, Cincinnati, Ohio 45202.

                                      Position                        Position
                                      with                            with
               Name                   Distributor                     Registrant
               -----------------------------------------------------------------
               *William F. Ledwin     Director                        None


               *Jill T. McGruder      Director                        None

               Maryellen Peretzky     Senior Vice President -         None
                                      Administration and Secretary

               Robert L. Bennett      First Vice President            Treasurer
                                      and Chief Operations Officer

               Terrie A. Wiedenheft   First Vice President,           None
                                      Chief Financial
                                      Officer and Treasurer

               Theresa M. Samocki     Vice President-                 Assistant
                                      Fund Accounting Manager         Treasurer

               Elizabeth A. Santen    Assistant Vice President        None

               Steven F. Nienhaus     Assistant Vice President        None

               Michele M. Hawkins     Assistant Vice President        None

               Brian J. Manley        Assistant Vice President        Assistant
                                                                      Secretary

          (c)  Inapplicable

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          The accounts, books and other documents required to be maintained by the Registrant pursuant to the Investment Company Act of 1940, are maintained at the following locations:

               The Winter Harbor Fund
               511 Congress Street
               Portland, Maine 04101

               Countrywide Fund Services, Inc.
               312 Walnut Street, 21st Floor
               Cincinnati, OH 45202

ITEM 29.  MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B

          Inapplicable

ITEM 30.  UNDERTAKINGS

      Inapplicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, and State of Maine on the 29th day of February, 2000.

                                          The Winter Harbor Fund

                                          By: /s/ Jennifer E. Goff
                                              --------------------
                                              President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                            Title               Date
---------                            -----               ----

/s/ Jennifer E. Goff                 President           February 29, 2000
---------------------------          and Trustee
Jennifer E. Goff

/s/ Robert L. Bennett                Treasurer           February 29, 2000
---------------------------
Robert L. Bennett

                                     Trustee
---------------------------
Judith D. Freyer*

                                     Trustee
---------------------------
Earl L. Mummert*

                                     Trustee             By: /s/ Tina D. Hosking
---------------------------                                  -------------------
Vincent T. Phillips*                                         Tina D. Hosking
                                                             Attorney in Fact*
                                                             February 29, 2000

                                INDEX TO EXHIBITS

(a)       Trust Instrument of Registrant*

(b)       None

(c)       See Item 23(c) herein

(d)(1)    Investment Advisory Agreement*

(e)       Underwriting Agreement*

(f)       None

(g)       Custody Agreement*

(h)(1) Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement*

(h)(2)    Administration Agreement*

(h)(3)    Accounting Services Agreement*

(i)       Opinion of Counsel*

(j)       Consent of Independent Auditors

(k)       None

(l)       None

(m)       None

(n)       Not Applicable

(o)       None

----------------------------

* Incorporated by reference to Registrant's registration statement on Form N-1A previously filed.